                    AIRGAS, INC. 401(k) PLAN
        (Amended and Restated Effective January 1, 1997)
                          (Revised)



       Airgas, Inc. (the "Company") adopted the Airgas, Inc. 401(k) Plan

(the "Plan") for the benefit of certain Employees (as defined in the Plan)

of the Company and its affiliates effective January 1, 1988.  The Company amended the Plan from time to time.

       The Company's subsidiary, Midwest Carbide Corporation, adopted the

Keokuk Bargaining Unit 401(k) Plan (the "Keokuk Plan") effective January 1,

1988, for the benefit of certain of its Employees (as provided therein).

The Company provided for the merger of the Keokuk Plan with and into this

Plan effective as of January 1, 1997.

       The Company hereby amends and completely restates the Plan effective January 1, 1997, except as expressly stated to the contrary herein, subject to the subsequent condition that the Internal Revenue

Service issues a determination that the Plan meets all applicable requirements of section 401(a) of the Code (as defined in subsection 1(f)),

that employer contributions thereto remain deductible under section 404 of the Code and that the trust fund maintained with respect thereto remains tax exempt under section 501(a) of the Code.  The Plan, as herein amended and restated, shall apply only to an Employee who is credited with an Hour of Service (as defined in subsection 1(o)) on or after January 1, 1997, and to the Accrued Benefit of a former employee held in the Plan on January 1,

1997.

       The Company executed the Plan as initially amended and restated

effective January 1, 1997 on January 27, 1997.  The Company revised the

Plan as set forth herein to include subsequent amendments to the Plan and reflect governmental interpretations of law applicable to the Plan.

                         AIRGAS, INC. 401(k) PLAN

             (Amended and Restated Effective January 1, 1997)
                                 (Revised)

                       TABLE OF CONTENTS
Section                                                      Page
   1       DEFINITIONS                                          1
        (a)          Accrued Benefit                            1
        (b)          Administrator or Plan Administrator        1
        (c)          Annual Additions                           1
        (d)          Board of Directors                         1
        (e)          Break in Service                           1
        (f)          Code                                       1
        (g)          Committee                                  2
        (h)          Company                                    2
        (i)          Compensation                               2
        (j)          Employee                                   3
        (k)          Entry Date.                                3
        (l)          ERISA                                      3
        (m)          Fiduciary                                  3
        (n)          Fund                                       3
        (o)          Hour of Service                            3
        (p)          Investment Category                        5
        (q)          Investment Manager                         5
        (r)          Limitation Year                            6
        (s)          Matching Account                           6
        (t)          Member                                     6
        (u)          Normal Retirement Date                     6
        (v)          Parent Company Stock.                      6
        (w)          Participating Company                      6
        (x)          Payroll Period                             6
        (y)          Period of Service                          6
        (z)          Period of Severance                        7
       (aa)          Plan                                       7
       (ab)          Plan Year                                  7
       (ac)          Profit Sharing Account                     7
       (ad)          Related Entity                             7
       (ae)          Restatement Effective Date                 8
       (af)          Rollover Account                           8
       (ag)          Salary Reduction Account                   8
       (ah)          Service                                    8
       (ai)          Severance Date                             8
       (aj)          Supplemental Participating Company
                      Contribution                              9
       (ak)          Trust Agreement                            9
       (al)          Trustee                                    9
       (am)          Valuation Date                             9
       (an)          Year of Service for Eligibility            9

                         AIRGAS, INC. 401(k) PLAN
        (Amended and Restated Effective January 1, 1997)
                           (Revised)

                       TABLE OF CONTENTS
Section                                                      Page
   2       ADMINISTRATION OF THE PLAN                          10
        (a)          ERISA Reporting and Disclosure
                      by Administrator                         10
        (b)          Committee                                 10
        (c)          Multiple Capacities                       10
        (d)          Committee Powers                          10
        (e)          Allocation of Fiduciary Responsibility    11
        (f)          Claims                                    13
        (g)          Fiduciary Compensation                    14
        (h)          Plan Expenses                             14
        (i)          Fiduciary Insurance                       14
        (j)          Indemnification                           14


   3       PARTICIPATION IN THE PLAN                           15
        (a)          Initial Eligibility                       15
        (b)          Measuring Service                         16
        (c)          Termination and Requalification           17
        (d)          Special Rule for Rollovers                17
        (e)          Termination of Membership                 17


   4       MEMBER AND PARTICIPATING COMPANY CONTRIBUTIONS      18
        (a)          Salary Reduction Contributions            18
        (b)          Salary Reduction Contribution Limitations 18
        (c)          Salary Reduction Account                  20
        (d)          Compliance with Salary Reduction
                      Contributions Discrimination Tests       20
        (e)          Participating Company Matching
                      Contributions                            24
        (f)          Matching Account                          24
        (g)          Compliance with Participating Company
                      Matching Contributions Discrimination
                      Tests                                    25
        (h)          Profit Sharing Contributions              28
        (i)          Profit Sharing Account                    30
        (j)          Rollovers                                 30
        (k)          Voluntary Contributions                   31
        (l)          Payroll Taxes                             31
        (m)          Deductibility                             31
        (n)          Supplemental Participating Company
                      Contributions                            32

                         AIRGAS, INC. 401(k) PLAN
        (Amended and Restated Effective January 1, 1997)
                           (Revised)

                       TABLE OF CONTENTS
Section                                                      Page
   5       MAXIMUM CONTRIBUTIONS AND BENEFITS                  35
        (a)          Defined Contribution Limitation           35
        (b)          Combined Limitation                       36
        (c)          Combined Limitation Computation           36
        (d)          Definition of "Compensation" for Code
                      Limitations                              37
        (e)          Transition Provision                      39


   6       ADMINISTRATION OF FUNDS                             40
        (a)          Investment Control                        40
        (b)          Parent Company Stock                      40
        (c)          Member Elections                          40
        (d)          No Member Election                        41
        (e)          Facilitation                              41
        (f)          Valuations                                41
        (g)          Allocation of Gain or Loss                41
        (h)          Bookkeeping                               42


   7       BENEFICIARIES AND DEATH BENEFITS                    43
        (a)          Designation of Beneficiary                43
        (b)          Beneficiary Priority List                 43
        (c)          Proof of Death                            44
        (d)          Divorce                                   44


   8       BENEFITS FOR MEMBERS                                45
        (a)          Retirement Benefit                        45
        (b)          Death Benefit                             45
        (c)          Termination of Employment Benefit         45
        (d)          Vesting                                   45


   9       DISTRIBUTION OF BENEFITS                            46
        (a)          Commencement                              46
        (b)          Benefit Forms                             47
        (c)          Deferred Payments                         48
        (d)          Withholding                               48
        (e)          Compliance with Code Requirements         48
        (f)          Distribution Limitations                  48
        (g)          Rollover Election                         49

                     AIRGAS, INC. 401(k) PLAN
        (Amended and Restated Effective January 1, 1997)
                           (Revised)

                       TABLE OF CONTENTS
Section                                                      Page
  10       HARDSHIP AND IN-SERVICE DISTRIBUTIONS               51
        (a)          General Rule                              51
        (b)          Need                                      51
        (c)          Satisfaction of Need                      52
        (d)          Limitations                               53
        (e)          Accounting                                53


  11       LOANS                                               54
        (a)          Availability                              54
        (b)          Minimum Requirements                      54
        (c)          Accounting                                56

  12       TITLE TO ASSETS                                     57


  13       AMENDMENT AND TERMINATION                           58
        (a)          Amendment                                 58
        (b)          Termination                               58
        (c)          Conduct on Termination                    58


  14       LIMITATION OF RIGHTS                                60
        (a)          Alienation                                60
        (b)          Qualified Domestic Relations Order
                      Exception                                60
        (c)          Employment                                60


  15       MERGERS, CONSOLIDATIONS OR TRANSFERS OF PLAN ASSETS 62
        (a)          General Rule                              62
        (b)          Protected Benefits                        62
        (c)          Vesting                                   62
        (d)          Special In-Service Hardship Distribution
                      Provisions                               62
        (e)          Special In-Service Age 59-1/2
                      Distribution Provisions                  63
        (f)          Special In-Service Age 55 Distribution
                      Provision                                63
        (g)          Installment Settlement                    63
        (h)          Limitations on In-Service Distributions   64
        (i)          Annuity Settlements                       64

                         AIRGAS, INC. 401(k) PLAN
        (Amended and Restated Effective January 1, 1997)
                           (Revised)

                       TABLE OF CONTENTS
Section                                                      Page
  16       PARTICIPATION BY RELATED ENTITIES                   69
        (a)          Commencement                              69
        (b)          Termination                               69
        (c)          Single Plan                               69
        (d)          Delegation of Authority                   69


  17       TOP-HEAVY REQUIREMENTS                              70
        (a)          General Rule                              70
        (b)          Calculation of Top-Heavy Status           70
        (c)          Definitions                               70
        (d)          Combined Benefit Limitation               73
        (e)          Vesting                                   73
        (f)          Minimum Contribution                      73


  18       MISCELLANEOUS                                       75
        (a)          Incapacity                                75
        (b)          Reversions                                75
        (c)          Employee Data                             76
        (d)          In Writing Requirement                    76
        (e)          Doubt as to Right to Payment              76
        (f)          Inability to Locate Distributee           76
        (g)          Estoppel of Members and Their
                      Beneficiaries                            77
        (h)          Law Governing                             77
        (i)          Pronouns                                  77
        (j)          Interpretation                            77

1.     DEFINITIONS

           (a)   "Accrued Benefit" shall mean on any date

of determination the value of a Member's share of the Fund.

           (b)   "Administrator" or "Plan Administrator" shall mean the

entity, individual or group of individuals

designated pursuant to subsection 2(a) to discharge the statutory responsibilities of a plan administrator under ERISA.  As of the

Restatement Effective Date, the Company is the Plan Administrator acting directly or through its subsidiary, Airgas Management, Inc.

           (c)   "Annual Additions" shall mean the sum for

any Limitation Year of (i) employer contributions, (ii) employee contributions, (iii) forfeitures and (iv) amounts described in sections

415(l) and 419A(d) of the Code, which are (A) allocated to an account which provides medical benefits under section 401(h) or 419(e) of the Code and

(B) treated as "Annual Additions" to the account of a Member under such provisions of the Code.  "Annual Additions" shall include excess contributions as defined in section 401(k)(8)(B) of the Code, excess aggregate contributions as defined in section 401(m)(6)(B) of the Code and excess deferrals as described in section 402(g) of the Code, regardless of whether such amounts are distributed or forfeited.  "Annual Additions"

shall not include (i) rollover contributions (as defined in sections

402(c), 403(a)(4), 403(b)(8) and 408(d)(3) of the Code) or (ii) employee contributions to a simplified employee pension plan which are excludable from gross income under section 408(k)(6) of the Code.

           (d)   "Board of Directors" shall mean the

Board of Directors of the Company or any committee or delegee thereof designated in accordance with subsection 2(e)(ii).

           (e)   "Break in Service" shall mean for any

Employee any Plan Year in which he is not credited with more than 500 Hours of Service.

           (f)    "Code" shall mean the Internal Revenue Code of 1986,

as amended, and the same as may be further amended from time to time.

           (g)   "Committee" shall mean the individual or group

of individuals designated pursuant to subsection 2(b) to control and manage the operation and administration of the Plan to the extent set forth herein.

           (h)   "Company" shall mean Airgas, Inc.

           (i)   "Compensation" shall mean the total taxable

income, other than items excluded in he next sentence, paid to an Employee for services by a Participating Company during a Plan Year, plus amounts which an Employee elects to have withheld from his remuneration for services under this Plan or a plan which meets the requirements of section

125 of the Code.  "Compensation" shall not include (i) bonuses, (ii) income from exercise of stock options, receipt or vesting of restricted stock grants, exercise of stock appreciation rights or similar equity-based compensation arrangements, (iii) deferred compensation, (iv) severance pay,

(v) accrued vacation pay paid in one lump sum after termination of employment, (vi) tuition reimbursements, (vii) car allowances, (viii)

moving expenses, (ix) expense reimbursements, (x) employer contributions to the Plan, (xi) the value of welfare benefits or perquisites, or (xii)

similar items (whether or not includible in gross income).  Notwithstanding the foregoing, "Compensation" for an Employee covered by the collective bargaining agreement between Midwest Carbide Corporation and the Oil,

Chemical and Atomic Workers International Union, Keokuk Local No. 6-249,

shall mean the Employee's basic hourly rate of pay for a Pay Period multiplied by the Hours of Service for which he was paid for such Pay

Period.  "Compensation" with respect to any Member for any Plan Year shall be limited to $150,000 (or an increased amount permitted in accordance with a cost of living adjustment under section 415(d) of the Code).

            (j)  "Employee" shall mean each and every person

employed by a Participating Company or a Related Entity.  The term

"Employee" shall also include a person who is a "leased employee" (within the meaning of section 414(n)(2) of the Code) with respect to a

Participating Company or a Related Entity except that no person who is a

"leased employee" shall be eligible to participate in this Plan or be deemed an "Employee" for purposes of eligibility to participate.

           (k)   "Entry Date" shall mean the first day of each

calendar month of each Plan Year.

           (l)   "ERISA" shall mean the Employee Retirement Income

Security Act of 1974, as amended, and the same as may be further amended from time to time.

           (m)   "Fiduciary" shall mean a person who, with

respect to the Plan, (i) exercises any discretionary authority or discretionary control respecting management of the  Plan or exercises any authority or control with respect to management or disposition of the

Plan's assets, (ii) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so, or

(iii) has any discretionary authority or discretionary responsibility in the administration of the Plan.

           (n)   "Fund" shall mean the assets of the Plan.  All

Investment Categories shall be part of the Fund.

           (o)   "Hour of Service"

                   (i) General Rule.  "Hour of Service" shall mean each

hour (A) for which an Employee is directly or indirectly paid, or entitled to payment, by a Participating Company or a Related Entity for the

performance of duties or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by a Participating Company or a Related Entity.  These hours shall be credited to the Employee for the period or
periods in which the duties were performed or to which the award or agreement pertains irrespective of when payment is made.  The same hours shall not be credited under both (A) and (B) above.

                  (ii) Paid Absences.  An Employee shall also be credited

with one "Hour of Service" for each hour for which the Employee is directly or indirectly paid, or entitled to payment, by a Participating Company or a

Related Entity for reasons other than the performance of duties or absence due to vacation, holiday, illness, incapacity, disability, layoff, jury duty or authorized leave of absence for a period not exceeding one year for any reason in accordance with a uniform policy established by the

Committee; provided, however, not more than 501 "Hours of Service" shall be credited to an Employee under this subsection 1(o)(ii) on account of any single, continuous period during which the Employee performs no duties and provided, further, that no credit shall be given if payment (A) is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or (B) is made solely to reimburse an Employee for medical or medically related expenses incurred by the Employee.

                  (iii)Military.  An Employee shall also be credited with

one "Hour of Service" for each hour during which the Employee is absent on active duty in the military service of the United States under leave of absence granted by a Participating Company or a Related Entity or when required with respect to qualified military service by the Uniform Services

Employment and Reemployment Rights Act of 1994 and section 414(u) of the

Code, provided he returns to employment with a Participating Company or a

Related Entity within 90 days after his release from active duty or within such longer period during which his right to reemployment is protected by law.

                   (iv)Equivalencies.  If, for Plan purposes, an

Employee's records are kept on other than an hourly basis as described above, the Committee, according to uniform rules applicable to a class of Employees or Members, may apply the following equivalencies for purposes of crediting "Hours of Service":



Basis Upon Which Records    Credit Granted to Individual if Individual Earns
are Maintained              One or More Hours of Service During Period

Shift                        Actual hours for full shift
Day                          10 Hours of Service
Week                         45 Hours of Service
Semi-Monthly Payroll Period  95 Hours of Service
Months of Employment         190 Hours of Service

                  (v)  Miscellaneous.  For purposes of this subsection

1(o), the regulations issued by the Secretary of Labor at 29 CFR 2530.200b-

2(b) and (c) are incorporated by reference.  Nothing herein shall be construed as denying an Employee credit for an "Hour of Service" if credit is required by separate federal law.

           (p)   "Investment Category" shall mean any

separate investment fund which is made available under the terms of the

Plan.

           (q)   "Investment Manager" shall mean any

Fiduciary (other than a Trustee) who:

                  (i)  has the power to manage, acquire, or dispose of any

asset of the Plan;

                  (ii) is:

                        (A)registered as an investment advisor under the

Investment Advisers Act of 1940;

                        (B)a bank, as defined in that Act; or

                        (C)an insurance company qualified to perform

services described in subsection 1(q)(i) above under the laws of more than one state; and

                  (iii)has acknowledged in writing that he is a Fiduciary with respect to the Plan.

            (r)  "Limitation Year" shall mean the

consecutive twelve-month period commencing on January 1st and ending on

December 31st.

           (s)   "Matching Account" shall mean the portion

of the Member's Accrued Benefit derived from Participating Company contributions under subsection 4(e) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection

4(f).

           (t)   "Member" shall mean each and every Employee of a

Participating Company who satisfies the requirements for participation under Section 3 hereof and each other person who has an Accrued Benefit held under the Plan.


           (u)   "Normal Retirement Date" shall mean

the date on which a Member attains age 65.

           (v)   "Parent Company Stock" shall mean

Airgas, Inc. common stock.

           (w)   "Participating Company" shall mean

each Related Entity with respect to the Company which adopts this Plan pursuant to Section 16.  The term shall also include the Company, unless the context otherwise requires.

           (x)   "Payroll Period" shall mean a weekly, bi-weekly, semi-

monthly or monthly pay period or such other standard pay period of a

Participating Company applicable to the class of Employees of which an individual is a part.

           (y)   "Period of Service" shall mean the

period of time commencing on the date on which an Employee first is credited with an Hour of Service or, if applicable, on the date following a

Period of Severance of one year or more on which an Employee first is credited with an Hour of Service provided he requalifies for participation under subsection 3(c), and ending on the next following Severance Date.

A Period of Severance of less than one year shall be included in a Period of

Service for all purposes.

            (z)  "Period of Severance" shall mean the

period of time commencing on an Employee's Severance Date and ending on the date on which the Employee first again is credited with an Hour of Service,

exclusive of periods during which an Employee is on an unpaid leave pursuant to the Family and Medical Leave Act of 1993.

           (aa)  "Plan" shall mean the Airgas, Inc. 401(k) Plan as

amended and restated as set forth herein effective January 1, 1997, and the same as may be amended from time to time.

           (ab)  "Plan Year" shall mean the consecutive twelve-

month period commencing on January 1st and ending on December 31st.

           (ac)  "Profit Sharing Account" shall mean the portion of the

Member's Accrued Benefit derived from contributions made under subsection

4(h) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection 4(i).

            (ad) "Related Entity" shall mean (i) all

corporations which are members with a Participating Company in a controlled group of corporations within the meaning of section 1563(a) of the Code,

determined without regard to sections 1563(a)(4) and (e)(3)(C) of the Code,

(ii) all trades or businesses (whether or not incorporated) which are under common control with a Participating Company as determined by regulations promulgated under section 414(c) of the Code, (iii) all trades or businesses which are members of an affiliated service group with a

Participating Company within the meaning of section 414(m) of the Code and

(iv) any entity required to be aggregated with a Participating Company under regulations prescribed under section 414(o) of the Code (to the extent provided in such regulations); provided, however, for purposes of

Section 5, the definition shall be modified to substitute the phrase "more than 50%" for the phrase "at least 80%" each place it appears in section

1563(a)(1) of the Code.  Furthermore, for purposes of crediting Hours of

Service for eligibility to participate, employment as a "leased employee," within the meaning of section 414(n) of the Code,

of a Participating Company or a Related Entity shall be treated as employment for a Participating Company or a Related Entity.  For purposes of subsections

3(a) and 3(b) governing Hours of Service for purposes of eligibility to participate, an entity the stock or assets of which a Participating Company acquires shall be deemed a "Related Entity" for periods prior to such acquisition for persons who become Employees incident to such acquisition.

In any other case, an entity is a "Related Entity" only during those periods in which it is included in a category described in this subsection.

           (ae)  "Restatement Effective Date"

shall mean January 1, 1997

           (af)  "Rollover Account" shall mean the portion

of the Member's Accrued Benefit derived from contributions made under subsection 4(j)(i) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection 4(j)(ii).

           (ag)  "Salary Reduction Account" shall

mean the portion of the Member's Accrued Benefit derived from contributions made under subsection 4(a) hereof and the corresponding provisions of the

Plan as heretofore effective, adjusted as provided in subsection 4(c).

           (ah)  "Service" shall mean the sum of an Employee's

Periods of Service.

            (ai) "Severance Date" shall mean the earliest of

the date an Employee quits, is discharged (or severed, if later), retires,

dies or otherwise has an absence which causes him to cease to be an

Employee.  An Employee who terminates employment to enter the military service of the United States shall not suffer a "Severance Date" as of such date or any future date unless and until permitted by section 414(u) of the

Code and shall receive credit for Hours of

Service and Service for his entire period of absence.  However, if the

Employee does not return to employment with a Participating Company or

Related Entity within the time prescribed by law, then the date he terminated employment shall be his Severance Date.

           (aj)  "Supplemental Participating Company Contribution" means an amount contributed by the Participating Companies to the Fund pursuant to

Section 4 of the Plan.

           (ak)  "Trust Agreement" shall mean the agreement

or agreements between the Company and a Trustee under which all or a portion of the Fund is held.

           (al)  "Trustee" shall mean such person, persons or corporate fiduciary designated pursuant to subsection 6(a) to manage and control all or a portion of the Fund pursuant to the terms of the Plan and a Trust

Agreement.

           (am)  "Valuation Date" shall mean any business

day the New York Stock Exchange is open for trading and such other dates as the Committee may specify from time to time.  With respect to a Member's

Accrued Benefit, the business day of initial investment of new contributions or liquidation of a Member's investment credited to an

Investment Category for reinvestment or distribution shall be the

"Valuation Date" for purposes of determining the amount of investment,

reinvestment or distribution.

           (an)  "Year of Service for

Eligibility" shall mean a consecutive twelve-month measuring period specified in the Plan in which an Employee is credited with 1,000 Hours of

Service or more.

2.     ADMINISTRATION OF THE PLAN

           (a)   ERISA Reporting and Disclosure by Administrator.  The

Company, through its Board of Directors, may designate a Plan Administrator.

If no individual or group of individuals is designated or serving, the Company shall be the Administrator.  The Administrator shall file all reports and distribute to Members and beneficiaries reports and other information required under ERISA or the Code and perform such duties as are assigned to the

Administrator by the Plan or delegated to the Administrator by the

Committee.

           (b)   Committee.  The Company, through its Board of

Directors, shall designate a Committee which shall have the authority to control and manage the operation and administration of the Plan.  If the

Committee consists of more than two members, it shall act by majority vote.

The Committee may (i) delegate all or a portion of the responsibilities of controlling and managing the operation and administration of the Plan to one or more persons, including the Administrator, and (ii) appoint agents,

investment advisers, counsel, physicians or other representatives to render advice with regard to any of its responsibilities under the Plan.  The

Board of Directors may remove, with or without cause, the Committee or any

Committee member.  The Committee may remove, with or without cause, any delegate or adviser designated by it.

           (c)   Multiple Capacities.  Any person may

serve in more than one fiduciary capacity.


           (d)   Committee Powers.  The responsibility to

control and manage the operation and administration of the Plan shall include, but shall not be limited to, the performance of the following acts:

                  (i)  the filing of all reports required of the Plan,

other than those which are the responsibility of the Administrator;

                   (ii)the distribution to Members and beneficiaries of

all reports
and other information required of the Plan, other than reports and information required to be distributed by the Administrator;

                  (iii)the keeping of complete records of the

administration of the Plan;

                  (iv) the promulgation of rules and regulations for

administration of the Plan and establishment of a procedure to determine the qualified status of a domestic relations order; and

                  (v)  the interpretation of the Plan, including the

determination  of any questions of fact arising under the Plan and the making of all decisions required by the Plan.

The Committee's interpretation of the Plan and any actions and decisions taken in good faith by the Committee based on its interpretation shall be final and conclusive.  The Committee may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as shall be expedient to carry the Plan into effect and shall be the sole judge of such expediency.

           (e)   Allocation of Fiduciary Responsibility.  The Board of

Directors, the Administrator, the Committee, each Trustee and each Investment

Manager (if any) possess certain specified powers, duties, responsibilities and obligations under the Plan's governing instruments.  It is intended under this Plan that each Fiduciary be responsible solely for the proper exercise of its own functions and that each not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its fiduciary duty or for breach of duty by another Fiduciary under ERISA's rules of co-fiduciary responsibility.  In general:

                   (i) the Board of Directors is responsible for

appointing and removing the Administrator, the Committee, each Trustee and each Investment Manager (if any); for amending or terminating the Plan,

each Trust Agreement, and each asset management agreement (if any); and

transferring the responsibility for any function from or to a particular

Fiduciary;

                  (ii) the Board of Directors may delegate any power or

duty it has under the Plan or a Trust Agreement, including, but not limited to, amending the Plan or a Trust Agreement, to a committee of the Board of

Directors, to any officer or Employee of the Company or a Related Entity or to any other person or entity, in which case such delegee and not the Board of Directors, shall be responsible for exercise of the delegated functions;

                  (iii)the Committee is the Named Fiduciary (within the

meaning of ERISA) for the Plan and is responsible for administering the

Plan, for exercising the powers granted to it under subsections 2(b) and

2(d) and for providing a procedure for carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of

Title I of ERISA including, but not limited to, selecting or establishing

Investment Categories for the Plan as provided for in Section 6, unless the

Board of Directors establishes a funding policy or delegates the responsibility to establish a funding policy to another Fiduciary;

                  (iv) the Administrator is responsible for discharging

the statutory duties of a plan administrator under ERISA and the Code and such duties that the Committee delegates to the Administrator or the Plan specifically assigns to the Administrator; and

                  (v)  each Trustee and each Investment Manager (if any)

is  responsible for the management and control of the portion of the Fund over which it has
control to the extent provided in its Trust Agreement or asset management agreement, respectively.

           (f)   Claims.  If, pursuant to the rules, regulations or

other interpretations of the Plan, the Committee denies the claim of a

Member or beneficiary for benefits under the Plan, the Committee shall provide written notice, within 90 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

                  (i)  the specific reasons for such denial;

                  (ii) the specific reference to the Plan provisions on

which the denial is based;

                  (iii)a description of any additional material or

information necessary to perfect the claim and an explanation of why such material or information is needed; and

                  (iv) an explanation of the Plan's claim review procedure

and the time limitations of this subsection applicable thereto.

A Member or beneficiary whose claim for benefits has been denied may request review by the Committee of the denied claim by notifying the

Committee in writing within 60 days after receipt of the notification of claim denial.  As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing.  The Committee shall render its decision to the claimant in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review,

unless special circumstances require an extension of time, in which case decision shall be rendered as soon after the sixty-day period as possible,

but not later than 120 days after receipt of the request for review.  The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

            (g)  Fiduciary Compensation.  The

Committee or a Committee member, delegate, or adviser who already receives full-time pay from a Participating Company or a Related Entity shall serve without compensation from the Plan for his services as such, but he shall be reimbursed pursuant to subsection 2(h) for any reasonable expenses incurred by him in the administration of the Plan.  The Committee or a

Committee member, delegate, or adviser who is not already receiving full-

time pay from a Participating Company may be paid such reasonable compensation as shall be agreed upon.

           (h)   Plan Expenses.  All expenses of

administration of the Plan shall be paid out of the Fund unless paid by the

Company or a Member.  According to uniform rules, the Committee may charge expenses to a particular Investment Category, a particular Member's Accrued

Benefit or a particular Member if the Committee determines that such allocation of expense or charge is desirable for the equitable administration of the Plan.

           (i)   Fiduciary Insurance.  If the Committee

so directs, the Plan shall purchase insurance to cover the Plan from liability or loss occurring by reason of the act or omission of a Fiduciary provided such insurance permits recourse by the insurer against the

Fiduciary in the case of a breach of a fiduciary obligation by such

Fiduciary.

           (j)   Indemnification.  The Company shall

indemnify and hold harmless to the maximum extent permitted by its by-laws each Fiduciary who is an Employee or who is an officer or director of a

Participating Company or any Related Entity from any claim, damage, loss or expense, including litigation expenses and attorneys' fees, resulting from such person's service as a Fiduciary of the Plan provided the claim,

damage, loss or expense does not result from the Fiduciary's gross negligence or intentional misconduct.

3.     PARTICIPATION IN THE PLAN

           (a)   Initial Eligibility

                  (i)  Salary Reduction Contributions. Each and every Employee of a Participating Company who is not excluded under subsection 3(a)(iv) shall be eligible to make contributions under subsection 4(a) as of the first

Entry Date after the date the  Employee first is credited with an Hour of

Service.

                  (ii)  Matching Contributions.  Each and every Employee

of a Participating Company not excluded under subsection 3(a)(iv) shall be eligible and shall qualify to be allocated matching contributions for

Payroll Periods commencing after the date such Employee is credited with one Year of Service for Eligibility.

                  (iii) Profit Sharing Contributions.  Each and every

Employee of a Participating Company not excluded under subsection 3(a)(iv)

shall be eligible to be allocated profit sharing contributions, if any,

made by the Participating Company which employs him for a Plan Year ending after the date such Employee is credited with one Year of Service for

Eligibility.

                  (iv)  Excluded Employees.  Notwithstanding the foregoing

provisions of this subsection,

                        (A)no Employee whose terms and conditions of

employment are determined by a collective bargaining agreement between employee representatives and a Participating Company shall be eligible to participate unless such collective bargaining agreement provides to the contrary, in which case such Employee shall be eligible to participate only to the extent provided in such agreement upon compliance with such provisions for eligibility and participation as such agreement shall provide; except that no Employee who has selected, or in the future selects, a union shall become ineligible during the period between his selection of the union and the execution of the first collective bargaining agreement which covers him;

                        (B)no Employee who is a summer student, co-

operative student or student intern hired on an "as needed" or temporary basis shall be eligible to participate;

                        (C)no Employee who is hired as a temporary or

occasional Employee or in a temporary position shall be eligible to participate;

                        (D) no Employee who is a non-resident alien and who

receives no earned income (within the meaning of section 911(d)(2) of the

Code) from a Participating Company which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the

Code) shall be eligible to participate;

                        (E)no person who is an Employee by reason of the

second sentence of subsection 1(j) shall be eligible to participate; and

                        (F)no person a Participating Company determines is

not its Employee for purposes of federal income tax withholding shall be eligible to participate, regardless of whether an administrative agency or court rules that such person is a Participating Company's employee for any purpose.

           (b)   Measuring Service.  For purposes of

measuring service to satisfy the eligibility provisions of subsections

3(a)(ii) and (iii), the Year of Service for Eligibility computation period shall begin with the date on which the Employee first is credited with an

Hour of Service; provided, however, if an Employee is credited with less than 1,000 Hours of Service in such measuring period, then subsequent measuring periods shall begin with the January 1st next following the

Employee's date of hire and continue on a Plan Year basis thereafter.

            (c)  Termination and Requalification.  An Employee who has

satisfied an applicable service requirement of subsection 3(a) and who subsequently becomes ineligible for any reason shall requalify for participation on the date on which he is next credited with an Hour of

Service in an eligible job classification under subsection 3(a); provided,

however, if the Employee has a Break in Service with respect to a Plan

Year, he shall not be eligible under subsection 3(a)(ii) or (iii) for matching contributions or profit sharing contributions until he again satisfies the service requirement applicable thereto.

           (d)   Special Rule for Rollovers.  An

Employee of a Participating Company who will be eligible to participate in the Plan after satisfying the service requirement of subsection 3(a)(i) may make a contribution to the Plan under subsection 4(i) on or after the date he first is credited with an Hour of Service.  An Employee who makes a contribution under subsection 4(i) shall become a Member on the date of his contribution; however, such individual shall not be considered to be a

Member for purposes of the remainder of Section 4 until he satisfies the applicable service requirements of subsection 3(a).

           (e)   Termination of Membership.  An

Employee who becomes a Member shall remain a Member as long as he has an

Accrued Benefit held under the Plan.

4.     MEMBER AND PARTICIPATING COMPANY CONTRIBUTIONS

           (a)   Salary Reduction Contributions.  Each Employee who

becomes eligible to participate under subsection 3(a)(i) may contribute any even multiple of 1.0% of his Compensation, but not more than 15% (or such other percentage as may be applicable to a class of Members covered by a specific collective bargaining agreement) of his Compensation, for a Payroll

Period, as he shall elect in a manner prescribed by the Committee.  The initial election to contribute may be effective as of the first day of any calendar month.  Such contribution shall be accomplished through direct reduction of Compensation in each Payroll Period that the election is in effect.  For purposes of the Code, such contribution shall be deemed to be made by the Member's employer.  A Member may elect to increase, reduce or terminate his contributions from time to time.  All such elections shall be made in a manner and shall become effective on the date prescribed therefor by the Committee.  Contributions made by Participating Companies under this subsection shall be made at such times as the Company determines and shall be allocated to the Salary Reduction Accounts of the Members from whose

Compensation the contributions were withheld in an amount equal to the amount withheld.

           (b)   Salary Reduction Contribution Limitations.  Contributions

 under subsection 4(a) shall be limited as provided below:

                  (i)  Exclusion Limit.  The maximum amount of

contribution which any Member may make in any calendar year under subsection 4(a) is $9,500 (or such increased annual amount resulting from a cost of living adjustment pursuant to sections 402(g)(5) and 415(d)(1) of the Code), reduced by the amount of elective deferrals by such Member under all other plans, contracts or arrangements of any Participating Company or

Related Entity.  If the contribution under subsection 4(a) for a Member for any calendar year exceeds $9,500 (or such increased annual amount resulting from an adjustment described above), the Committee shall direct the Trustee to distribute the excess amount (plus any income and minus any loss allocable to such amount) to the

Member not later than the April 15th following the close of such calendar year.  If (A) a Member participates in another plan which includes a qualified cash or deferred arrangement, (B) such Member contributes in the aggregate more than the exclusion limit under this Plan and the corresponding provisions of the other plan and (C) the Member notifies the

Committee not later than the March 1st following the close of such calendar year of the portion of the excess the Member has allocated to this Plan,

then the Committee may direct the Trustee to distribute to the Member not later than April 15th following the close of such calendar year the excess amount (plus any income and minus any loss allocable to such amount) which the Member allocated to this Plan.  A Member shall be deemed to have given the notification described in (C) above if the excess results from contributions solely to this Plan or plans sponsored by Related Entities.

                  (ii) Discrimination Test Limits.  The Committee may

limit the maximum amount of contribution for Members who are "highly compensated employees" (as defined below) to the extent it determines that such limitation is necessary to keep the Plan in compliance with section

401(a)(4) or section 401(k)(3) of the Code.  Any limitation shall be effective for all Payroll Periods following the announcement of the limitation.  For purposes of Section 4 of the Plan, the term "highly compensated employee" for a Plan Year shall mean an Employee who is described in either or both of the following groups:

                        (A)an Employee who was a 5% owner, as defined in

section 416(i)(1) of the Code, at any time during the current Plan Year or last preceding Plan Year; or

                        (B)an Employee who receives "compensation" (as

defined below) in excess of $80,000 (or an increased amount resulting from a cost of living
adjustment) during the preceding Plan Year and was in the "top-paid group"

(as defined below) for the preceding Plan Year.

                  For purposes hereof, the following rules and definitions

shall apply:

                        (C)The "top-paid" group consists of the top 20% of

Employees ranked on the basis of "compensation" received during the year.

For purposes of determining the number of Employees in the "top-paid"

group, Employees described in section 414(q)(5) of the Code and Q & A 9(b)

of section 1.414(q)-1T of the regulations thereunder are excluded.

                        (D)"Compensation" is compensation within the

meaning of section 415(c)(3) of the Code and for the 1997 Plan Year also includes elective or salary reduction contributions to a cafeteria plan,

cash or deferred arrangement or tax-sheltered annuity under sections 125,

402(e)(3), 402(h)(3) and 403(b) of the Code.

                        (E)Employers aggregated under section 414(b), (c),

(m), or (o) of the Code are treated as a single employer.

           (c)   Salary Reduction Account.  Each

Member's salary reduction contributions, as adjusted for investment gain or loss and income or expense, constitute such Member's Salary Reduction

Account.  A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Salary Reduction Account.

           (d)   Compliance with Salary Reduction Contributions

Discrimination Tests

                   (i) Rule.  In no event shall the "average deferral

percentage" (as defined below) for Members who are "highly compensated employees" in a testing group for any Plan Year bear a relationship to the

"average deferral percentage" for Members who are not "highly compensated employees" in such testing group which does not satisfy either subsection

4(d)(i)(A) or (B) below.  The test shall be separately performed for each testing group.  Each
group of Members who participate in the Plan pursuant

to a collective bargaining agreement shall be a separate testing group and all other Members shall be a separate testing group.

                        (A)The requirement shall be satisfied for a Plan

Year if the "average deferral percentage" for the Plan Year for the group of Members who are "highly compensated employees" for the Plan Year is not more than the "average deferral percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding

Plan Year multiplied by 1.25.

                        (B)The requirement shall be satisfied for a Plan

Year if (1) the excess of the "average deferral percentage" for the Plan

Year for the Members who are "highly compensated employees" for the Plan

Year over the "average deferral percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding

Plan Year is not more than two percentage points (or such lower amount as may be required by applicable regulations under the Code) and (2) the

"average deferral percentage" for the Plan Year for Members who are "highly compensated employees" for the Plan Year is not more than the "average deferral percentage" for the preceding Plan Year of all Members who are not

"highly compensated employees" for the preceding Plan Year multiplied by two (or such lower multiple as may be required by applicable regulations under the Code).

                         (C) The Plan may test using the "average deferral

percentage" for non-highly compensated employees for the current Plan Year rather than the preceding Plan Year if the Administrator so elects.  The

Administrator may only revoke such an election in accordance with rules promulgated by the Secretary of the Treasury.  For the 1997 Plan Year, the

Administrator elected to use the percentage for the current (1997) Plan

Year rather than the percentage for the preceding Plan Year.  For the 1998

Plan Year, the Administrator elected to use the percentage for the preceding Plan Year.

                   (ii)Qualified Nonelective Contributions or Refunds.

If the relationship of the "average deferral percentages" does not satisfy subsection 4(d)(i) for any Plan Year, the Participating Companies may make

"qualified nonelective contributions" (within the meaning of the regulations promulgated under section 401(k) of the Code) in an equal dollar amount for all or a class of eligible "nonhighly compensated employees".  Such contributions shall be treated for all purposes of the

Plan as contributions made by a Member under subsection 4(a) for the Plan

Year for which they are made and shall be a part of the Member's Salary

Reduction Account, except that such contributions may not be distributed under subsection 10(d)(ii).  If the Participating Companies do not make such contributions or such contributions do not result in satisfaction of subsection 4(d)(i), then the Committee shall direct the Trustee to distribute the "excess  contribution" (as defined below) for such Plan Year

(plus any income and minus any loss allocable thereto for the Plan Year in which the contributions were made as determined under the Plan's method for allocating income and loss) within twelve months after the close of the

Plan Year to the "highly compensated employees" on the basis of the amount of contributions attributable to each until the "excess contribution" is eliminated.  The portion of the "excess contribution" attributable to a

"highly compensated employee" is determined by reducing the dollar amount of contributions paid over to the Fund on behalf of "highly compensated employees", starting with the highest dollar amount of such contributions,

until the "excess contribution" is eliminated.  The amount of "excess contributions" to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year and excess deferrals to be distributed for a taxable year shall be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year.  Any refund made to a Member in accordance with this subsection shall be withdrawn from his Salary Reduction Account.

                  (iii)Additional Definitions.  For purposes of this

subsection 4(d), the term "Member" shall mean each Employee eligible to make contributions under subsection

4(a) at any time during a Plan Year.

The "average deferral percentage" for a specific group of Members for a

Plan Year shall be the average of the "actual deferral percentage" for each

Member in the group for such Plan Year.  The "actual deferral percentage"

for a particular Member for a Plan Year shall be the ratio of the amount of contributions made under subsection 4(a) no later than twelve months after the close of the relevant Plan Year for such Member out of amounts that would have been received by him in the Plan Year but for his election under subsection 4(a) and which are allocated to the Member on or before the last day of the Plan Year without regard to participation or performance of services thereafter to the Member's "compensation" for such Plan Year.  For this purpose, "compensation" means compensation for service performed for a

Participating Company which is currently includable in gross income or which is excludable from gross income pursuant to an election under a qualified cash or deferred arrangement under section 401(k) of the Code or a cafeteria plan under section 125 of the Code; provided, however, the

Company may elect to limit compensation for all Members to amounts paid during the portion of the Plan Year during which the Member was eligible to participate in the Plan or use any definition of compensation permissible under section 414(s) of the Code and the regulations thereunder.  The

"excess contribution" for any Plan Year is the excess of the aggregate amount of contributions paid over to the Fund pursuant to subsection 4(a)

on behalf of "highly compensated employees" for such Plan Year over the maximum amount of such contributions permitted for "highly compensated employees" under subsection 4(d)(i).

                  (iv) Aggregation of Contributions.  The "actual deferral

percentage" for any Member who is a "highly compensated employee" for the

Plan Year and who is eligible to make elective contributions excludable from income under sections 401(k) and 402(a)(8) of the Code to any plan maintained by a Participating Company or a Related Entity shall be determined as if all such contributions were made under this Plan.

                  (v)  Aggregation of Plans.  In the event that this Plan

satisfies the
requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then subsection 4(d)(i) shall be applied by determining the "actual deferral percentages" of Members as if all such plans were a single plan.

                  (vi) Testing Alternatives.  To the extent permitted by the

Code, the Plan may treat contributions made under subsection 4(a) as contributions made under subsection 4(e), and vice versa, to facilitate satisfaction of any applicable nondiscrimination requirement.

           (e)   Participating Company Matching Contributions

                  (i)  Amount.  Each Participating Company shall contribute

with respect to each Member employed by it who is eligible under subsection

3(a)(ii) with respect to a Plan Year an amount set by the Board of Directors and communicated to Members prior to the first day of such Plan Year.  Pending such action, the amount shall be equal to the lesser of (A) 50% of the Member's salary reduction contribution for each Payroll Period commencing after he has completed a Year of Service for Eligibility or (B) 2% of the Member's

Compensation for such Payroll Period.  No Member covered by a collective bargaining agreement shall be eligible for a contribution under this subsection unless the collective bargaining agreement covering him so provides, in which case the rate and amount of matching contributions shall be as provided in the collective bargaining agreement.

                  (ii) Payment Date.  The Participating Companies shall

pay over to the Fund all contributions required under this subsection no later than the due date, including extensions, for filing the Participating

Companies' federal income tax returns for the taxable year ended coincident with or immediately following the end of the Plan Year with respect to which such contributions are to be made.

           (f)  Matching Account.  The Participating

Company contributions allocated to a Member under subsection 4(e) and the corresponding provisions of the Plan as heretofore effective, all as adjusted for the investment gain or loss and income or expense, constitute the Member's Matching Account. A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Matching Account.

           (g)   Compliance with Participating Company

Matching Contributions Discrimination Tests

                  (i)  Rule.  In no event shall the "average contribution

percentage" (as defined below) for Members who are "highly compensated employees" for any Plan Year bear a relationship to the "average contribution percentage" for Members who are not "highly compensated employees" which does not satisfy either subsection 4(g)(i)(A) or (B)

below.  The requirement of this subsection shall not apply to Members who participate in this Plan pursuant to a collective bargaining agreement, and any such Members shall be excluded from the testing group.

                        (A)The requirement shall be satisfied for a Plan

Year if the "average contribution percentage" for the Plan Year for the group of Members who are "highly compensated employees" for the Plan Year is not more than the "average actual contribution percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding Plan Year multiplied by 1.25.

                        (B)The requirement shall be satisfied for a Plan

Year if (1) the excess of the "average contribution percentage" for the

Plan Year for the Members who are "highly compensated employees" for the

Plan Year over the "average contribution percentage" of all Members who are not "highly compensated employees" for the preceding Plan Year is not more than two percentage points (or such lower amount as may be required by applicable regulations under the Code) and (2) the "average contribution percentage" for the Plan Year for Members who are "highly compensated employees" for the Plan Year is not more than the "average contribution percentage" for the preceding Plan Year of all Members who are not

"highly compensated employees" for the preceding Plan Year multiplied by two (or such lower multiple as may be required by applicable regulations under the Code).

                        (C)The Plan may test using the average

contribution percentage for nonhighly compensated employees for the current

Plan Year rather than the preceding Plan Year if the Administrator so elects.  The Administrator may only revoke such an election in accordance with rules promulgated by the Secretary of the Treasury.  For the 1997 Plan

Year, the Administrator elected to use the percentage for the current

(1997) Plan Year rather than the percentage for the preceding Plan Year.

For the 1998 Plan Year, the Administrator elected to use the percentage for the preceding Plan Year.

                  (ii) Refund.  If the relationship of the "average

contribution percentages" does not satisfy subsection 4(g)(i) for any Plan

Year, then the Committee shall direct the Trustee to distribute the "excess aggregate contribution" (as defined below) for such Plan Year (plus any income and minus any loss allocable thereto for the Plan Year in which the contributions were made as determined under the Plan's method for allocating income and loss) within twelve months after the close of the

Plan Year to the "highly compensated employees" on the basis of the amount of contributions attributable to each until the "excess aggregate contribution" is eliminated.  The portion of the "excess aggregate contribution" attributable to a "highly compensated employee" is determined by reducing the dollar amount of contributions paid over to the Fund on behalf of the "highly compensated employees", starting with the highest dollar amount of such contributions, until the "excess aggregate contribution" is eliminated.  Any refund made to a Member in accordance with this subsection shall be drawn from his Matching Account.

                  (iii)Additional Definitions.  For purposes of this

subsection 4(g), the term "Member" shall mean each Employee not covered by a collective bargaining agreement eligible to receive a matching contribution under subsection 4(e) at any time during a Plan Year.

The "average contribution percentage" for a specific group of Members for a

Plan Year shall be the average of the "actual contribution percentage" for each Member in the group for such Plan Year.  The "actual contribution percentage" for a particular Member for a Plan Year shall be the ratio of the sum of (A) the amount of contributions made under subsection 4(e) no later than twelve months after the close of the Plan Year for such Member which are allocated to the Member on or before the last day of the Plan

Year without regard to participation or performance of services thereafter,

(B) elective contributions of a nonhighly compensated employee which are permitted to be treated as matching contributions under regulations promulgated under section 401(m) of the Code and (C) after-tax employee contributions which are Annual Additions to the Member's "compensation" for such Plan Year.  For this purpose, "compensation" means compensation for service performed for a Participating Company which is currently includable in gross income or which is excludable from gross income pursuant to an election under a qualified cash or deferred arrangement under section

401(k) of the Code or a cafeteria plan under section 125 of the Code;

provided, however, the Company may elect to limit compensation for all

Members to amounts paid during the portion of the Plan Year during which the Member was eligible to participate in the Plan or use any definition of compensation permissible under section 414(s) of the Code and the regulations thereunder.  The "excess aggregate contribution" for any Plan

Year is the excess of the aggregate amount of matching contributions paid over to the Fund pursuant to subsection 4(e) on behalf of "highly compensated employees" for such Plan Year over the maximum amount of such matching contributions permitted for "highly compensated employees" under subsection 4(g)(i).

                  (iv) Aggregation of Contributions.  The "actual

contribution percentage" for any Member who is a "highly compensated employee" for the Plan Year and who is eligible to make after-tax contributions to any plan subject to section 415 of the Code maintained by a Participating Company or a Related Entity or to have employer matching contributions within the meaning of section 401(m)(4)(A) of the Code allocated to his account under two or more plans described in section

401(a) of the Code that are maintained by a Participating Company or a

Related Entity shall be determined as if all such contributions were made under this Plan and each other plan.

                  (v)  Aggregation of Plans.  In the event that this Plan

satisfies the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then subsection 4(g)(i) shall be applied by determining the "actual contribution percentages" of Members as if all such plans were a single plan.

                  (vi) Aggregate Limit -- Multiple Use of Alternative

Limitation.  The provisions of section 1.401(m)-2(b) of the regulations under section 401(m) of the Code are hereby incorporated by reference.  If the limitation thereof is exceeded, it shall be corrected through reduction of the "actual contribution percentage" in the manner specified in subsection 4(g)(iii) with respect to "highly compensated employees"

eligible under both subsection 4(a) and subsection 4(e) of the Plan.

                  (vii)Testing Alternatives.  To the extent permitted by

the Code, the Plan may treat contributions made under subsection 4(e) as contributions made under subsection 4(a), and vice versa, to facilitate satisfaction of any applicable nondiscrimination requirement.

           (h)   Profit Sharing Contributions

                  (i)  Amount.  For each Plan Year each Participating

Company may make contributions to the Fund in such amounts as the Company,

in its absolute discretion, shall determine; provided, however, the aggregate contribution for a Plan Year shall not exceed any applicable limitation of Section 4 or 5. The Company shall either (A) designate the payment in writing to the Trustee as a payment on account of its taxable year which ends coincident with or next following such Plan Year or (B)

claim such payment as a deduction on its federal income tax return for such taxable year.  The Participating Companies shall pay the contribution, if any, for a Plan Year on or before the date (including any extensions thereof) on which they are required to file their federal income tax returns for the taxable year which ends coincident with or next following such Plan Year.

                  (ii) Allocation of Contributions.  As of the last day of

each Plan Year, the Committee shall allocate to the Profit Sharing Account of each eligible Member a portion of the amount, if any, contributed to the

Fund in respect of such Plan Year by the Participating Company employing him on the last day of such Plan Year.  Eligible Members shall be limited to Employees who (A) have satisfied the eligibility requirements of subsection 3(a)(iii), (B) are employed by a Participating Company on the last day of the Plan Year and (C) are not excluded under subsection

3(a)(iv).  The Committee shall allocate the amount among eligible Members employed by a contributing Participating Company on the last day of the

Plan Year in the ratio that each such Member's Compensation for the Plan

Year bears to the Compensation of all eligible Members for such Plan Year.

Notwithstanding the foregoing, for the 1997 Plan Year the contribution of

Sierra Airgas shall be allocated to Members who were employed by it on both the first and last day of the Plan Year and who were credited with 1,000

Hours of Service in such Plan Year and for the 1998 Plan Year and subsequent Plan Years, the contribution of Airgas Northern California and

Nevada shall be allocated to Members who were (A) employed on the first day of the Plan Year either by it or an entity merged or consolidated with it during the Plan Year, (B) employed on the last day of the Plan Year by it and (C) credited with 1,000 Hours of Service during the Plan Year.  Sixty percent of the contribution made by Sierra Airgas for 1997 and by Airgas

Northern California and Nevada thereafter, shall be allocated in proportion to Compensation, as described above, and 40% shall be allocated in proportion to years of service where a Member is credited with one year for each calendar year, including years prior to the date the Plan became effective, in which he is credited with 1,000 Hours of Service.

                  (iii)Collective Bargaining Units.  Notwithstanding

subsections 4(h)(i) and (ii) above, each Participating Company shall make any formula profit sharing contribution required by a collective bargaining agreement in accordance with the terms thereof.  Such contribution shall be allocated among Members eligible under the terms of the applicable collective bargaining agreement as provided therein.

           (i)   Profit Sharing Account.  The Participating Company

contributions allocated to a Member under subsection 4(h) and the corresponding provisions of the Plan as heretofore effective, all as adjusted for investment gain or loss and income or expense, constitute the

Member's Profit Sharing Account.  A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Profit Sharing Account.

           (j)   Rollovers

                  (i)  Contributions.  Each Employee eligible under

subsection 3(e) and each Member actively employed by a Participating

Company may contribute to the Fund an amount constituting an "eligible rollover distribution" from a "qualified trust," both within the meaning of section 402(c)(4) of the Code, from a previous employer's retirement plan

(or an individual retirement account consisting solely of an "eligible rollover distribution" from a "qualified trust").

                  (ii) Rollover Account.  Each Member's contributions

under subsection 4(j)(i) and the corresponding provisions of the Plan as heretofore effective, all as adjusted for investment gain or loss and income or expense, constitute such Member's Rollover Account.  A Member shall at all times have a nonforfeitable interest in the portion of his

Accrued Benefit derived from his Rollover Account.

                  (iii)Refunds.  If an Employee makes a contribution under

this subsection 4(j) which the Committee subsequently determines is not eligible for contribution under section 402 of the Code, then the Committee shall take such corrective action as the Committee determines is necessary or appropriate under applicable law.

           (k)   Voluntary Contributions.  A Member

shall not be permitted to make contributions to the Plan other than as permitted under subsection 4(a) or 4(j).

           (l)   Payroll Taxes.  The Participating Companies

shall withhold from the Compensation of the Members and remit to the appropriate government agencies such payroll taxes and income withholding as the Company determines is or may be necessary under applicable statutes or ordinances and the regulations and rulings thereunder.

           (m)   Deductibility.  All Participating Company

contributions are expressly conditioned upon their deductibility for federal income tax purposes.  Nondeductible contributions shall be abated and to the extent permitted by applicable law, refunded, starting with contributions made under subsection 4(h), then 4(e) and finally 4(a).

            (n)  Supplemental Participating Company Contributions.

Notwithstanding any provision of the Plan to the contrary, the following provisions shall govern the treatment of Supplemental Participating Company

Contributions.

                  (i)  Frequency and Amount.  For each Plan Year, the

Participating Companies shall make a Supplemental Participating Company

Contribution in an amount fixed by resolution of the Board of Directors adopted on or before the last day of the Company's taxable year that ends within such Plan Year, to be allocated as provided in subsection 4(n)(ii).

                  (ii) Allocation Method.  The Supplemental Participating

Company Contribution shall be allocated among each individual who is both an Employee and a Member on the first day of the Plan Year as follows:

                        (A)  The Supplemental Participating Company

Contribution shall be allocated during the Plan Year as contributions under subsections 4(a) and 4(e) to the Salary Reduction Account and Matching

Account of each eligible Member pursuant to the allocation provisions of subsections 4(a) and 4(e) of the Plan.

                        (B)  Second, the balance of the Supplemental

Participating Company Contribution remaining after the allocation in subsection 4(n)(ii)(A), if any, shall be allocated as an additional matching contribution under subsection 4(e) on the last day of the Plan

Year to the Matching Account of each eligible Member in the employ of a

Participating Company on the last day of the Plan Year in the ratio that such Member's contributions under subsection 4(a) during the Plan Year bears to the contributions under subsection 4(a) of all such eligible

Members during the Plan Year.

                        (C)  The Committee shall reduce the proportionate

allocation under subsection 4(n)(ii)(B) to highly compensated employees (as defined in section 414(q) of the Code) to the extent necessary to comply with the provisions of section 401(a)(4) or 401(m) of the Code and the regulations thereunder.

                        (D)  The Supplemental Participating Company

Contribution allocated as matching contributions to the Member's Matching

Account pursuant to subsection 4(n)(ii)(B) shall be treated in the same manner as matching contributions for all purposes of the Plan.

Notwithstanding any other provision of the Plan to the contrary, any allocation to a Member's Salary Reduction Account shall be made under subsection 4(a) or this subsection, as appropriate, but not both subsections.  Similarly, any allocation to a Member's Matching Account shall be made under subsection 4(e) or this subsection, as appropriate, but not both subsections.  Notwithstanding any other provision of the Plan to the contrary, the amount allocated to a Member under (A) through (D) above may be subject to an adjustment as may be determined necessary to prevent contributions made by or on behalf of a Member for a Plan Year to exceed the maximum allowable under section 415 of the Code.

                  (iii)     Timing, Medium and Posting.  The Participating

Companies shall make the Supplemental Participating Company Contribution in cash, in one or more installments without interest, at any time during the

Plan Year, and for purposes of deducting such Contribution, not later than the Company's federal tax return due date, including extensions, for its taxable year that ends within such Plan Year.  The Supplemental

Participating Company Contribution shall be held in a suspense account until allocated.  Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Fund as a whole, but shall be invested separately at the direction of the

Committee and all gains, losses, income and deductions attributable to such investment shall be applied to pay Plan fees and expenses and, thereafter,

to reduce matching contributions.

                  (iv)   Deduction Limitation.  In no event shall the

Supplemental Participating Company Contribution, when aggregated with other contributions
for the Company's taxable year that ends within such Plan Year, exceed the amount deductible by the Participating Companies for federal income tax purposes for such taxable year.

5.     MAXIMUM CONTRIBUTIONS AND BENEFITS

           (a)   Defined Contribution Limitation.  In the event that the

amount allocable to a Member from contributions to the Fund with respect to any Plan Year would cause the Annual Additions allocated to any Member under this Plan plus the Annual Additions allocated to such Member under any other plan maintained by a Participating Company or a Related Entity to exceed for any Limitation Year the lesser of (i) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under subsection 415(b)(1)(A) of the Code for such Limitation Year) or (ii) 25% of such Member's compensation (as defined in subsection 5(d)) for such Limitation Year, then such amount allocable to such Member shall be reduced by the amount of such excess to determine the actual amount of the contribution allocable to such Member with respect to such Plan Year.  If the excess amount results from a reasonable error in determining the amount of contribution that may be made under subsection

4(a) without violating the limitation of this subsection, then the excess amount with earnings attributable thereto shall be refunded to the Member.

If the excess amount results (i) from the allocation of forfeitures, (ii) a reasonable error in estimating a Member's annual compensation (as defined in subsection 5(d)) or (iii) under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the remedy next following, the excess amount with earnings attributable thereto allocable to a Member's Accrued Benefit shall be held in a suspense account and shall be used to reduce contributions allocable to the Member for the next Limitation Year (and succeeding Limitation Years as necessary)

provided the Member is covered by the Plan as of the end of the Limitation

Year.  However, if the Member is not covered by the Plan as of the end of the Limitation Year, then the excess amount shall be held unallocated in a suspense account and shall be allocated, after adjustment for investment gains or losses, among all Employees eligible to make contributions under subsection 4(a) for such Limitation Year as an equal percentage of their

Compensation for such Limitation Year. No excess amount may be distributed to a Member or former Member.

           (b)   Combined Limitation.  In addition to

the limitation of subsection 5(a), if a Participating Company or a Related

Entity maintains or maintained a defined benefit plan and the amount required to be contributed to the Fund with respect to any Plan Year would cause the aggregate amount allocated to any Member under all defined contribution plans maintained by any Participating Company or Related

Entity to exceed the maximum allocation as determined in subsection 5(c),

then such amount required to be contributed with respect to such Member shall be reduced by the amount of such excess to determine the actual amount of the contribution with respect to such Member for such Plan Year.

Notwithstanding the foregoing, if an excess amount is contributed with respect to any Member, then the excess allocation shall be reallocated or held in a suspense account in accordance with subsection 5(a).  The limitation of this subsection shall be applied to the Member's benefit from the defined benefit plan prior to reduction of the Member's Annual

Additions under this Plan.

           (c)   Combined Limitation Computation.

The maximum allocation is the amount of Annual Additions

which may be allocated to a Member's benefit without permitting the sum of the defined benefit plan fraction (as hereinafter defined) and the defined contribution plan fraction (as hereinafter defined) from exceeding 1.0 for any Limitation Year.  The defined benefit plan fraction applicable to a

Member for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Member under the plan determined as of the close of the Limitation Year and the denominator of which is the lesser of

(i) the product of 1.25 multiplied by the maximum then permitted dollar amount of straight life annuity payable under the defined benefit plan maximum benefit provisions of the Code and (ii) the product of 1.4 multiplied by the maximum permitted amount of straight life annuity, based on the Member's
compensation, payable under the defined benefit plan

maximum benefit provisions of the Code.  For purposes of this subsection

5(c), a Member's projected annual benefit is equal to the annual benefit,

expressed in the form of a straight life annuity, to which the Member would be entitled under the terms of the defined benefit plan based on the assumptions that (i) the Member will continue employment until reaching his normal retirement age under the plan (or current age, if later) at a rate of compensation equal to that for the Limitation Year under consideration and (ii) all other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for future Limitation Years.  The defined contribution plan fraction applicable to a Member for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions for all Limitation Years allocated to the Member as of the close of the Limitation Year and the denominator of which is the sum of the lesser, separately determined for each Limitation

Year of the Member's employment with a Participating Company or Related

Entity, of (i) the product of 1.25 multiplied by the maximum dollar amount of Annual Additions which could have been allocated to the Member under the

Code for such Limitation Year and (ii) the product of 1.4 multiplied by the maximum amount, based on the Member's compensation, of Annual Additions which could have been allocated to the Member for such Limitation Year.

           (d)   Definition of "Compensation" for Code Limitations.  For

purposes of the limitations on the allocation of Annual Additions to a Member and maximum benefits under a defined benefit plan as provided for in this

Section 5, "compensation" for a Limitation Year shall mean the sum of amounts paid by a Participating Company or a Related Entity to the Member

with respect to personal services rendered by the Member during the

Limitation Year plus (i) amounts received by the Member (A) through accident or health insurance or under an accident or health plan maintained or contributed to by a Participating Company or a Related Entity and which are includable in the gross income of the Member, (B) through a plan contributed to by a Participating Company or a Related Entity providing payments in lieu of wages on account of a Member's permanent and total disability, or (C) as a moving expense allowance paid by a Participating

Company or a Related Entity and which are not deductible by the Member for federal income tax purposes; (ii) the value of a non-statutory stock option granted by a Participating Company or a Related Entity to the Member to the

extent included in the Member's gross income for the taxable year in which it was granted; and (iii) the value of property transferred by a

Participating Company or a Related Entity to the Member which is includable in the Member's gross  income due to an election by the Member under section 83(b) of the Code.  "Compensation" shall not include (i)

contributions made by a Participating Company or a Related Entity to a deferred compensation plan to the extent that, before application of the limitations of section 415 of the Code to the plan, such contributions are not includable in the Member's gross income for the taxable year in which contributed, (ii) Participating Company or Related Entity contributions made on behalf of a Member to a simplified employee pension plan to the extent they are deductible by the Member under section 219(b) of the Code,

(iii) distributions from a deferred compensation plan (except from an unfunded nonqualified plan when includable in gross income), (iv) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by a Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

(v) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option, and (vi) other amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent excludable from gross income) or

Participating Company or Related Entity contributions towards the purchase of an annuity contract described in section 403(b) of the Code.

Notwithstanding the foregoing, for Plan Years beginning after December 31,

1997, elective deferrals as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by a Participating Company at the election
of an Employee and which is not included in gross income of

the Employee by reason of section 125 or 457 of the Code shall be included in "compensation".

           (e)   Transition ProvisionTransition Provision.

Notwithstanding the foregoing provisions of this Section 5, the benefit of a Member on January 1, 1987 under a defined benefit pension plan shall not be less than it was on December 31, 1986 by reason of the reduction in the dollar limit of section 415(b) of the Code which then became effective.

However, amounts in excess of the limitation by reason of changes in the terms and conditions of a defined benefit pension plan made after May 5,

1986 shall not be preserved.

6.     ADMINISTRATION OF FUNDS

           (a)   Investment Control.  Pursuant to the

terms of the Trust Agreement, the management and control of the assets of the Plan shall be vested in the Trustee designated from time to time by the

Company through its Board of Directors; provided, however, the Company through its Board of Directors may appoint one or more Investment Managers to manage, acquire or dispose of any assets of the Plan.  The Committee shall instruct the Trustee or an Investment Manager to establish Investment

Categories for selection by the Members and may at any time add to or delete from the Investment Categories.

           (b)   Parent Company Stock.  The Committee

shall establish an Investment Category consisting solely of Parent Company

Stock.  All dividends or other distributions with respect thereto shall be applied to purchase additional Parent Company Stock.  The Trustee may acquire Parent Company Stock from any source, including the public market,

in private transactions, from the Company's treasury shares or from authorized but unissued shares.  A Member may elect in accordance with subsection 6(c) that all or a portion of his Accrued Benefit be applied to purchase Parent Company Stock.  A Member shall have the right to direct the

Trustee to vote Parent Company Stock allocated to him in accordance with procedures established under the Trust Agreement.

           (c)   Member Elections.  In accordance with

rules established by the Committee, each Member shall have the right to designate the Investment Category or Categories in which new contributions allocated to such Member and prior balances are invested.  Any designation or change in designation of Investment Category shall be made in such manner and be subject to such frequency limitations as the Committee shall from time to time specify.  The designation or change shall become effective as of the date specified by the Committee on or after which it is received.  Any election of Investment Category by any Member shall, on its effective date, cancel any prior election.  The right to elect Investment

Categories as set forth herein shall be the sole and exclusive investment power granted to Members.  The Committee may limit the right of a Member

(i) to increase or decrease his contributions to a particular Investment

Category, (ii) to transfer amounts to or from a particular Investment

Category or (iii) to transfer amounts between particular Investment

Categories, if such limitation is required by the rules establishing an

Investment Category or necessary to facilitate administration of the Plan.

In accordance with subsection 2(d), the Committee may promulgate separate accounting and administrative rules to facilitate the establishment or maintenance of an Investment Category.

           (d)   No Member Election.  If a Member does

not make a written election of Investment Category, the Committee shall direct that all amounts allocated to such Member be invested in the

Investment Category which, in the opinion of the Committee, best protects principal.

           (e)   Facilitation.  Notwithstanding any

instruction from any Member for investment of funds in an Investment

Category as provided for herein, the Trustee shall have the right to hold uninvested or invested in a short-term investment fund any amounts intended for investment or reinvestment until such time as investment may be made in accordance with the Plan and the Trust Agreement.

           (f )  Valuations.  The Fund and each Investment

Category shall be valued at fair market value as of each Valuation Date.

           (g)   Allocation of Gain or Loss.

The Trustee may maintain accounts for each Member's investment in each

Investment Category.  If such separate accounts are not maintained, then any increase or decrease in the market value of each Investment Category of the Fund since the preceding Valuation Date, as computed pursuant to subsection 6(f), and all accrued income or expense and realized profit or loss shall be added to or deducted from the account of each Member in the ratio that each Member's account in such Investment Category at the prior

Valuation Date adjusted on a uniform basis to reflect contributions and withdrawals during the valuation period bears to the total of all such adjusted accounts in such Investment Category; provided, however, such allocation for the first period following the establishment of an

Investment Category shall be made based on the ratio that the amount allocated to each Member in such Investment Category in the period bears to the total amount allocated to such Investment Category in the period.

           (h)   Bookkeeping.  The Committee shall direct that

separate bookkeeping accounts be maintained to reflect each Member's Salary

Reduction Account, elective contributions under subsection 4(a), Matching

Account, Profit Sharing Account and Rollover Account.

7.     BENEFICIARIES AND DEATH BENEFITS

           (a)   Designation of Beneficiary.

Each Member shall have the right to designate one or more beneficiaries and contingent beneficiaries to receive any benefit to which such Member may be entitled hereunder in the event of the death of the Member prior to the complete distribution of such benefit by filing a written designation with the Committee on the form prescribed by the Committee.  Such Member may thereafter designate a different beneficiary at any time by filing a new written designation with the Committee.  Notwithstanding the foregoing, if a married Member designates a beneficiary other than his spouse, such designation shall not be valid unless the spouse consents thereto in writing witnessed by a notary public or authorized representative of the

Plan.  A spouse's consent given in accordance with the Committee's rules shall be irrevocable by the spouse with respect to the beneficiary then designated by the Member unless the Member makes a new beneficiary designation.  Any written designation shall become effective only upon its receipt by the Committee or its designee.  If the beneficiary designated pursuant to this subsection dies on or before the commencement of distribution of benefits and the Member fails to make a new designation,

then his beneficiary shall be determined pursuant to subsection 7(b).

Notwithstanding the above, to the extent provided in a qualified domestic relations order (within the meaning of section 414(p) of the Code) the former spouse of the Member may be treated as the spouse of the Member for purposes of this subsection, and the current spouse will not be treated as the Member's spouse for such purposes.

           (b)    Beneficiary Priority List.  If

(i) a Member omits or fails to designate a beneficiary, (ii) no designated beneficiary survives the Member or (iii) the Committee determines that the

Member's beneficiary designation is invalid for any reason, then the death benefits shall be paid to the Member's surviving spouse, or if the Member is not survived by his spouse, then to the Member's estate.  If the

Member's designated
beneficiary dies after the Member but before distribution of benefits, then the death benefits shall be paid to the beneficiary's estate.

           (c)    Proof of Death.  The Committee may, as a

condition precedent to making payment to any beneficiary, require that a death certificate, burial certificate or other evidence of death acceptable to it be furnished.

           (d)    Divorce.  If a Member designates his spouse as

beneficiary and subsequent to making the designation a decree of divorce is issued which terminates the Member's marriage to such spouse, then the

Member's prior beneficiary designation shall be invalid and, unless the

Member makes a new designation, the Member shall be treated as having died without designating a beneficiary.

8.     BENEFITS FOR MEMBERS

       The following are the only post-employment benefits provided by the

Plan:

           (a)   Retirement Benefit

                  (i)  Valuation.  Each Member who retires on or after his

Normal Retirement Date shall be entitled to a retirement benefit equal to

100% of the Member's Accrued Benefit on the Valuation Date as of which his

Accrued Benefit is liquidated for distribution.  Distribution will be made at the time and the manner provided by Section 9.

                  (ii) Late Retirement.  A Member who continues employment

beyond his Normal Retirement Date shall continue to participate in the

Plan.

           (b)   Death Benefit.  In the event of the death of

a Member, 100% of the Member's Accrued Benefit on the Valuation Date after his death as of which his Accrued Benefit is liquidated for distribution shall constitute his death benefit and shall be distributed pursuant to

Sections 7 and 9 (i) to his designated beneficiary or (ii) if no designation of beneficiary is then in effect, to the beneficiary determined pursuant to subsection 7(b).

           (c)   Termination of Employment Benefit.

In the event a Member terminates employment with all

Participating Companies and all Related Entities for reasons other than those covered by subsections 8(a) and 8(b) above, the Member shall be entitled to receive a benefit equal to 100% of his Accrued Benefit on the

Valuation Date on which his Accrued Benefit is liquidated for distribution.

Distributions shall be made at the time and in the manner provided by

Section 9.

           (d)   Vesting.  A Member shall have a nonforfeitable

right to his Accrued Benefit at all times.

9.     DISTRIBUTION OF BENEFITS

           (a)   Commencement

                  (i)  Vested and Retirement Benefits.  Generally, vested

and retirement benefits shall be paid as soon after the Member's termination of employment as is administratively feasible, but not sooner than 30 days after the Member receives the notice required by section

1.411(a)-11(c) of the regulations under section 411(a)(11) of the Code unless the Member receives written notice that he has a right to a period of at least 30 days after receipt of the notice to consider whether or not to elect a distribution and affirmatively elects after receipt of the notice to accept a distribution rather than elect the rollover provided for under subsection 9(g).  In addition, if the Member's nonforfeitable Accrued

Benefit exceeds $3,500, distribution of benefits shall not begin unless the

Member consents to such distribution in writing within the 90-day period ending on the date on which the notice required under section 411(a)(11) of the Code is given.  If the Member does not consent to the distribution, his

Accrued Benefit shall be retained in the Fund.  Distribution shall commence as soon as  administratively feasible after the Member's request for distribution or, if earlier, the date on which the Member is required to receive distribution under subsection 9(a)(ii).  For purposes of the $3,500 threshold with respect to distributions made on or after March 22, 1999, if the present value of the Accrued Benefit at the time of any distribution exceeds $3,500, the present value of the Accrued Benefit at any subsequent time will be deemed to exceed $3,500.  For Plan Years beginning on or after

January 1, 1998, "$5,000" is substituted for "$3,500", each place "$3,500"

appears in this subsection.

                  (ii) Limitation and Required Commencement Date.  In no

event other than with the written consent of the Member shall the payment of benefits commence later than the 60th day after the close of the Plan

Year in which the latest of the following occurs:

                        (A)The Member's Normal Retirement Date;

                        (B)The Member's termination of employment; or

                        (C)The tenth anniversary of the year in which the

Member first commenced participation in the Plan.

Furthermore, distribution of benefits must commence on or before the April

1st of the calendar year following the calendar year in which the Member attains age 70-1/2 or terminates employment, whichever is later; provided,

however, if a Member is a 5% owner (as defined in section 416 of the Code)

with respect to the Plan at any time during the Plan Year ending in the calendar year in which he attained age 70-1/2, then distribution of benefits must commence no later than the April 1st of the calendar year following the calendar year in which the Member attains age 70-1/2.

Distribution required under the preceding sentence shall be made in one lump sum if the Member's Severance Date has occurred.

                  (iii)    Death Benefits.  The Plan shall pay a Member's

death benefit as soon after such time as the Member's beneficiary requests,

but not later than the December 31st of the calendar year in which occurs the fifth anniversary of the Member's death or, if the Member's beneficiary is the Member's spouse, the date on which the Member would have attained age 70-1/2, if later.

           (b)   Benefit Forms.  All benefits distributed

under Section 8 shall be paid in one lump sum.  If a portion of a Member's

Accrued Benefit is invested in an Investment Category holding Parent

Company Stock, the Member may direct that the portion of his Accrued

Benefit so held be distributed to him in kind, except that the value of a fractional share shall be distributed in cash.

           (c)   Deferred Payments.  If the payment of benefits is to be

deferred, the undistributed value of the benefit shall be retained in the

Fund subject to the administrative provisions of the Plan and the Trust

Agreement.

           (d)   Withholding.  All distributions under the Plan

are subject to federal, state and local tax withholding as required by applicable law as in effect from time to time.

           (e)   Compliance with Code Requirements.

All forms of benefit distributions and required benefit

commencement dates shall be subject to and in compliance with section

401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental benefit requirement.  Unless the Member irrevocably elects to the contrary at the time required distributions under section

401(a)(9) of the Code begin, required minimum distributions made before the

Member's Severance Date shall be based on the life expectancy of the

Member, as determined under the Code, without recalculation.  The provisions of section 401(a)(9) of the Code and the regulations thereunder,

including proposed regulation sections 1.401(a)(9)-1 and 2, shall override any provision of the Plan inconsistent therewith.

           (f)   Distribution Limitations.  Amounts contributed pursuant

to subsection 4(a) of the Plan shall not be distributed earlier than upon occurrence of one of the following events:

                  (i)  The Member's retirement, death, disability or

separation from service (within the meaning of sections 401(a) and (k) of the Code);

                  (ii) The termination of the Plan without establishment

or maintenance of another defined contribution plan (other than an ESOP or

SEP);

                  (iii)The Member's attainment of age 59-1/2 or suffering

hardship;

                  (iv) The sale or other disposition by a Participating

Company to an unrelated corporation of substantially all of the assets used in a trade or business, but only
with respect to employees who continue

employment with the acquiring corporation and provided the acquiring corporation does not maintain the Plan after the disposition; and

                  (v)  The sale or other disposition by a Participating

Company of its interest in a subsidiary to an unrelated entity but only with respect to employees who continue employment with the subsidiary and provided the acquiring entity does not maintain the Plan after the disposition.

Subsections 9(f)(ii), (iv) and (v), above, apply only if the distribution is in the form of a lump sum.  Subsections 9(f)(iv) and (v), above, apply if the transferor corporation continues to maintain the Plan.  This subsection 9(f) shall not be construed as giving a Member a right to a distribution not otherwise expressly provided for by another subsection of the Plan.

           (g)   Rollover Election.  Notwithstanding any provision of the

Plan to the contrary that would otherwise limit a "distributee's" election under this subsection, a "distributee" may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan"

specified by the "distributee" in a "direct rollover".  For purposes of this subsection, the definitions specified below shall apply:

                  (i)  Eligible Rollover Distribution.  An eligible

rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually)

made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section

401(a)(9) of the Code; any hardship distribution described in section

401(k)(2)(B)(i)(IV) of the Code made after December 31, 1999; and the portion of any distribution that is not includible in gross income

(determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (ii) Eligible Retirement Plan.  An eligible retirement

plan is an individual retirement account described in section 408(a) of the

Code, an individual retirement annuity described in section 408(b) of the

Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

                  (iii)Distributee.  A distributee includes an Employee or

former Employee.  In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse who is the alternate payee under a qualified  domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct Rollover.  A direct rollover is a payment by

the Plan to the eligible retirement plan specified by the distributee.

10.    HARDSHIP AND IN-SERVICE DISTRIBUTIONS

           (a)   General Rule

                  (i)  Rollover.  A Member may receive an in-service

distribution of all or a portion of his Rollover Account.

                  (ii) Hardship.  A Member shall have the right to receive

an in-service distribution from his Rollover Account and Salary Reduction

Account on account of hardship.  A distribution is on account of hardship only if the distribution both (A) is made on account of an immediate and heavy financial need of the Member and (B) is necessary to satisfy such financial need.

                  (iii)    Age 59-1/2.  A Member who has attained age 59-

1/2 may receive an in-service distribution from his Rollover Account and

Salary Reduction Account without regard to hardship.

                  (iv) Age 70-1/2.  A Member who has attained age 70-1/2

may receive an in-service distribution of all or any portion of his Accrued

Benefit.

           (b)   Need.  A distribution shall be deemed to be made on

account of an immediate and heavy financial need of the Member if the distribution is on account of (i) medical expenses described in section

213(d) of the Code incurred or to be incurred by the Member, the Member's spouse or any dependent of the Member (as defined in section 152 of the

Code); (ii) purchase (excluding mortgage payments) of a principal residence for the Member; (iii) payment of tuition and related educational fees,

including room and board expenses, for the next twelve months of post-

secondary education for the Member, the Member's spouse, child or any dependent of the Member (as defined in section 152 of the Code); (iv) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or (v)

such other reason as the Commissioner of Internal Revenue specifies as a deemed immediate and heavy financial need through the publication of regulations,
 revenue rulings, notices or other documents of general applicability.

           (c)   Satisfaction of Need.  A distribution

shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Member only if all of the requirements or conditions set forth below are satisfied or agreed to by the Member, as appropriate.

                  (i)  Amount.  The distribution is not in excess of the

amount of the immediate and heavy financial need of the Member, which amount shall be deemed to include anticipated federal, state and local income taxes and penalties.

                  (ii) Other Sources.  The Member has obtained all

distributions, other than hardship distributions, and all nontaxable loans currently available under all plans subject to section 415 of the Code maintained by any Participating Company or Related Entity.

                  (iii)    Suspension.  The Member's elective

contributions under this Plan and each other deferred compensation plan

(within the meaning of regulations under section 401(k) of the Code)

maintained by a Participating Company or a Related Entity in which the

Member participates shall be suspended for twelve full calendar months after receipt of the distribution.

                  (iv)  Contribution Limitation.  The Member does not (and

is not permitted to) make elective contributions under this Plan or any other plan maintained by a Participating Company or a Related Entity for

the year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the

Code for such next taxable year reduced by the amount of the Member's elective contributions for the taxable year of the hardship distribution.

           (d)   Limitations.

                  (i)  Hardship.  Distributions on account of hardship

shall be limited to the sum of (A) the Member's Rollover Account, (B) the

Member's elective contributions under subsection 4(a) and (C) income credited to the Member's Salary Reduction Account as of December 31, 1988.

                  (ii) Other Distributions.  A Member shall be permitted

only one in-service distribution per Plan Year under subsection 10(a).

           (e)   Accounting.  A distribution under subsection

10(a)(ii) or (iii) shall be charged first against the Member's Rollover

Account and then against the Member's Salary Reduction Account.  The

Committee may prescribe rules with respect to the order of Investment

Category from which the distribution shall be paid.

11.    LOANS

           (a)   Availability.  The Committee shall direct

that a bona fide loan be made from the Fund to any Member who requests the same, provided the Member (i) pays any application or processing fee which the Committee uniformly charges with respect to loan requests and (ii) on the date the loan would be disbursed is employed by a Participating Company or Related Entity or is a party in interest (as defined in ERISA) with respect to the Plan.  All such loans shall be subject to the requirements of this Section which shall be deemed to include written rules prescribed by the Committee from time to time with respect to loans.  Eligibility for and the rules with respect to loans shall be uniformly applied.

           (b)   Minimum Requirements.  Loans shall be

subject to the following rules:

                  (i)  Principal Amount.  The principal amount of the loan

to a Member may not be less than $1,000 and may not exceed, when added to the outstanding balance of all other loans to the Member from the Plan, the lesser of (A) $50,000, reduced by the excess of the highest outstanding balance of loans to the Member from the Plan during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans to the Member from the Plan on the date on which such loan is made or (B) 50% of the Member's nonforfeitable Accrued

Benefit on the date on which the loan is made.

                  (ii) Maximum Term.  The term of the loan may not exceed

five years; however, if the Member uses the loan proceeds to acquire his principal residence, the term may be thirty years.  If a Member's employment with all Participating Companies and Related Entities terminates for any reason, the loan shall be due and payable on the last day of the calendar quarter following the calendar quarter in which employment terminated; provided, however, in the case of a disposition of a

Participating Company or substantially all the assets of a trade or business, the Committee, according to a uniform rule applicable to all

Members
affected by the transaction, may permit Members to continue to amortize the loan.

                  (iii)    Interest Rate.  The interest rate shall be a

rate charged by commercial lenders for comparable loans on the date the loan request is approved, as determined by the Committee.

                  (iv) Repayment.  The loan shall be repaid over its term

in level installment payments corresponding to the Member's payroll period.

As a condition precedent to approval of the loan, the Member shall be required to authorize payroll withholding in the amount of each installment for all periods he is employed by a Participating Company.  Notwithstanding the foregoing, the loan repayment of a Member who is in qualified military service within the meaning of section 414(u) of the Code shall be suspended to the extent permitted by section 414(u) of the Code.

                  (v)  Collateral.  The loan shall be secured by 50% of

the Member's nonforfeitable Accrued Benefit.

                  (vi) Distribution of Accrued Benefit.  If the

nonforfeitable portion of a Member's Accrued Benefit is to be distributed prior to the Member's payment of all principal and accrued interest due on any loan to such Member, the distribution shall include as an offset the amount of unpaid principal and interest due on the loan and the note shall be distributed.

                  (vii)    Notes.  All loans shall be evidenced by a note

containing such terms and conditions as the Committee shall require.

                  (viii)   Multiple Loans.  A Member shall be permitted

only one outstanding loan at any time.

                  (ix) Fees.  The Committee may adopt a rule pursuant to

subsections 2(h) and 11(a) of the Plan imposing a reasonable fee on a

Member who borrows under this Section 11 for processing his loan application, preparing his loan documentation or administering his loan.

           (c)   Accounting.  The principal amount of any loan

shall be drawn first from the Member's Rollover Account, then from the

Member's Profit Sharing Account, then from the Member's Matching Account and finally from the Member's Salary Reduction Account.  The Committee may

prescribe rules with respect to the order of Investment Categories from which the distribution shall be paid.  The loan shall be treated as a separate Investment Category of the borrowing Member.  All payments of principal and interest with respect to such loan shall be credited to the borrowing Member, with repayment of principal credited to the Member's

Accounts in reverse order from the Accounts withdrawn.  The repayment shall be invested in accordance with the Member's current election for new contributions.

12.    TITLE TO ASSETS

       No person or entity shall have any legal or equitable right or interest in the contributions made by any Participating Company, or otherwise received into the Fund, or in any assets of the Fund, except as expressly provided in the Plan.

13.    AMENDMENT AND TERMINATION

           (a)   Amendment.  The provisions of this Plan may be

amended by the Board of Directors (or its delegee as authorized by subsection 2(e)) from time to time and at any time in whole or in part,

provided that no amendment shall be effective unless the Plan as so amended shall be for the exclusive benefit of the Members and their beneficiaries,

and that no amendment shall operate to deprive any Member of any rights or benefits accrued to him under the Plan prior to such amendment.

           (b)   Termination.  While it is the Company's

intention to continue the Plan in operation indefinitely, the Company nevertheless expressly reserves the right by action of the Board of

Directors to terminate the Plan in whole or in part or discontinue contributions.  Any such termination, partial termination or discontinuance of contributions shall be effected only upon condition that such action is taken as shall render it impossible for any part of the corpus of the Fund or the income therefrom to be used for, or diverted to, purposes other than the exclusive benefit of the Members and their beneficiaries.

           (c)   Conduct on Termination.  If the

Plan is to be terminated at any time, the Company shall give written notice to the Trustee which shall thereupon revalue the assets of the Fund and the accounts of the Members as of the date of termination, partial termination or discontinuance of contributions and, after discharging and satisfying any obligations of the Plan, shall allocate all unallocated assets to the

Accrued Benefits of the Members at the date of termination, partial termination or discontinuance of contributions in accordance with subsection 6(g).  Upon termination, partial termination or discontinuance of contributions, the Accrued Benefits of Members affected thereby shall remain fully vested and shall not thereafter be subject to forfeiture in whole or in part.  The Committee shall instruct the Trustee to continue to control and manage the Fund for the benefit of Members to whom distributions will be made at the time and in the manner provided in

Section 9. Notwithstanding the foregoing, incident to a termination or a discontinuance of contributions, the Company may amend the Plan and the

Trust Agreement to provide for distribution of Accrued Benefits to each affected Member provided such distribution does not violate any applicable provision of subsection 9(f) of the Plan or section 401(a) or 401(k) of the

Code.

14.    LIMITATION OF RIGHTS

           (a)   Alienation.  None of the payments, benefits or

rights of any Member shall be subject to any claim of any creditor of such

Member and, in particular, to the fullest extent permitted by law, shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Member.  No Member shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive,

contingently or otherwise, under this Plan, except the right to designate a beneficiary or beneficiaries in accordance with the Plan.  This subsection shall not apply to (i) voluntary and revocable assignments within the meaning of the regulations under section 401(a)(13) of the Code, (ii)

offsets permitted by section 401(a)(13)(C) of the Code for amounts a Member is required to pay by order, judgment, settlement or the like, (iii) the pledging of a Member's Accrued Benefit as security for a loan made to such

Member under Section 11, (iv) the enforcement of a federal tax levy made pursuant to section 6331 of the Code or (v) the collection by the United

States on a judgment resulting from an unpaid tax assessment.

           (b)   Qualified Domestic Relations Order Exception.

Subsection 14(a) shall not apply to

the creation, assignment or recognition of a right to any benefit payable with respect to a Member under a qualified domestic relations order within the meaning of section 414(p) of the Code.  Notwithstanding Sections 8-10,

distribution to an alternate payee pursuant to a qualified domestic relations order shall be made (i) at the time specified in such order or

(ii), if the order permits, as soon after the Committee approves the order as is administratively feasible provided such distribution is permitted under applicable provisions of the Code.

           (c)   Employment.  Neither the establishment of the

Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefit shall be construed as giving any

Member or Employee, or any person whomsoever, any legal or equitable right against any Participating Company, the Trustee or the Committee unless such right shall be specifically provided for in the Trust Agreement or the

Plan or conferred by affirmative action of the Company or the Committee in accordance with the terms and provisions of the Plan or as giving any

Member or Employee the right to be retained in the employ of any

Participating Company.  All Members and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

15.    MERGERS, CONSOLIDATIONS OR TRANSFERS OF PLAN ASSETS

           (a)   General Rule.  In the case of any Plan merger

or Plan consolidation with, or transfer of assets or liabilities of the

Plan to, any other plan, each Member in the Plan must be entitled to receive a benefit immediately after the merger, consolidation, or transfer

(if the Plan were then to terminate) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had been terminated).

           (b)   Protected Benefits.  Each Member who

had an account (the "Transferred Account") (i) in a plan which merges with and into this Plan or (ii) a plan which transfers an account into this Plan without providing the Member the option to receive a distribution, shall have all of the benefits, rights or features provided by the transferor plan which are protected under section 411(d)(6) of the Code with respect to the Transferred Account.  The Committee shall provide for separate recordkeeping for a Member's Transferred Account and such additional subaccounts as may be necessary to comply with the requirements of this subsection.  Except to the extent necessary to comply with the requirements of this subsection, all Transferred Accounts shall be subject to the general provisions of the Plan applicable to the type of account to which they would have been credited had the amounts initially been contributed to this Plan.

           (c)   Vesting.  All Transferred Accounts shall be 100%

nonforfeitable, subject to valuation adjustment.

           (d)   Special In-Service Hardship Distribution Provisions.  All

Transferred Accounts from the plans listed below shall be available for in-

service distribution for hardship in accordance with the Plan's general rules applicable to distributions under subsection 10(a)(ii) but subject to spousal consent requirements, if applicable, under subsection 15(i)(vi):

                    Acetylene Gas Company Retirement Plan.

                    Carbonic Industries Corporation 401(k) Plan.

                    Ia-Tech Sales Co. 401(k) Profit Sharing Plan.

                    National Welding Supply Co. 401(k) Salary Reduction Plan.

                    Industrial Gas Products & Supply, Inc. Profit Sharing
                     Plan.

           (e)   Special In-Service Age 59-1/2 Distribution Provisions.  All

Transferred Accounts from the plans listed below shall be eligible for in-

service distributions in accordance with the Plan's rules applicable to distributions under subsection 10(a)(iii) but subject to spousal consent requirements, if applicable, under subsection 15(i)(vi):

                    Acetylene Gas Company Retirement Plan.

                    Carbonic Industries Corporation 401(k) Plan.

                    National Welding Supply Co. 401(k) Salary Reduction Plan.

                    Rutland Tool & Supply Co., Inc. Profit Sharing/401(k)
                     Plan.

           (f)   Special In-Service Age 55 Distribution Provision.

A Member with a Transferred Account consisting of employer contributions and earnings thereon from the Industrial Gas Products & Supply, Inc. Profit

Sharing Plan shall be eligible for an in-service distribution from such

Transferred Account in accordance with the Plan's rules applicable to distributions under subsection 10(a)(iii).

           (g)   Installment Settlement.  All

Transferred Accounts from the plans  listed below may, at the election of the Member, but subject to spousal consent requirements, if applicable,

under section 15(i)(vi) be distributed by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Member, or the joint life and last survivor expectancy of the Member and his beneficiary.  Distributions under this subsection shall be subject to the minimum distribution requirements of section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental death benefit requirement:

                    Acetylene Gas Company Retirement Plan.

                    Carbonic Industries Corporation 401(k) Plan.

                    Ia-Tech Sales Co. 401(k) Profit Sharing Plan.

                    Rutland Tool & Supply Co., Inc. Profit Sharing/401(k)

                      Plan.

                    Kendeco Supply Co., Inc. Profit Sharing & 401(k)

                      Plan.

                    Industrial Gas Products & Supply, Inc. Profit Sharing

                      Plan.

           (h)    Limitations on In-Service Distributions.

The portion of each Member's Transferred Account

attributable to "qualified nonelective contributions" and "qualified matching contributions" (within the meaning of the regulations under the

Code), if any, shall not be available for any in-service distribution otherwise permitted under the Plan.

           (i)   Annuity Settlements.  A Member's

Transferred Account from the plans listed below may be distributed in a form of annuity settlement permitted under subsection 15(i)(vi) and shall be subject to the distribution limitations and special rules set forth below:

                    Acetylene Gas Company Retirement Plan.

                    Carbonic Industries Corporation 401(k) Plan.

                    Ia-Tech Sales Co. 401(k) Profit Sharing Plan.

                    National Welding Supply Co. 401(k) Salary Reduction Plan.

                    Rutland Tool & Supply Co., Inc. Profit Sharing/401(k)

                     Plan.

                    Langdon Oxygen Company, Inc. Employees 401(k) Profit
                     Sharing Plan.

                    Kendeco Supply Co., Inc. Profit Sharing & 401(k) Plan.

A Member's Transferred Account from the Carbonic Industries Corporation

401(k) Plan shall be subject to the spousal consent requirements of this subsection 15(i) only if the Member is
married as described in subsection

15(i)(i) and elects an annuity form of settlement other than a joint and survivor annuity with his spouse as at least a 50% contingent annuitant, in which case this subsection 15(i) shall only apply to such election.

                  (i)  Married Member.  If (A) a Member is

married to his then spouse for at least one year on the date on which benefit payments are to commence and (B) his nonforfeitable Accrued Benefit exceeds $5,000, his Transferred Account will be distributed in the form of

a joint and survivor annuity with his spouse as survivor annuitant,   with

the survivor annuity in an amount not less than 50% or more than 100% of the amount payable to the Member, unless the Member, with the written consent of his spouse witnessed by a notary public or an authorized Plan representative in a manner prescribed by the Committee, elects a straight life annuity for his life or an alternate form of settlement permitted by the Plan.  Further, no total or partial distribution of a Member's

Transferred Account may be made after the annuity starting date where the present value of the Member's Accrued Benefit immediately before the annuity starting date exceeds $5,000 unless the Member and his spouse (or where the Member has died, the surviving spouse) consent in writing witnessed by a notary public or a representative of the Plan in a manner prescribed by the Committee prior to such distribution.  The Committee shall furnish to such Member a written notification of the availability of the election hereunder at least 90 days before the Member's anticipated benefit commencement date or, if a Member notifies the Committee of his intent to terminate employment less than 90 days before the proposed benefit commencement date, as soon after the Member notifies the Committee as is  administratively feasible.  The notification shall explain the terms and conditions of the joint and survivor annuity described above and the effect of electing not to take such annuity.  The Member may, within a period of 90 days after receipt of the written notification or such longer period as the Committee may uniformly make available, complete the election. The Member may revoke an election not to take the joint and survivor annuity described above or choose again to take such annuity at any time and any number of times within the applicable election period.  If a Member requests additional information within 60 days after receipt of the notification of election, the minimum election period shall be extended an additional 60 days following his receipt of such additional information.

                  (ii) Single Member.  If (A) a Member is

single or has not been married to his then spouse for at least one year on the date on which benefit payments are to commence and (B) his nonforfeitable Accrued Benefit exceeds $5,000, benefits will be distributed in the form of a straight life annuity for the Member's life unless the

Member elects an alternate form of settlement permitted by the Plan in accordance with the election procedures described in subsection (i) above.

                  (iii)  Annuity Purchases.  If

benefits are to be paid in a form of an annuity, the Committee shall direct the Trustee to apply the Member's Transferred  Account to purchase an appropriate nontransferable annuity contract and to deliver it to the

Member.

                  (iv) Spousal Death Benefit.  If the

Member's beneficiary is the Member's surviving spouse, the Member's

Transferred Account shall be used to purchase a straight life annuity for the spouse's life commencing as soon after the Member's date of death as is administratively feasible unless the spouse elects a lump sum settlement or approximately equal installment payments over the spouse's life expectancy

(or a specified shorter period) commencing not later than the date on which the Member would have attained age 70-1/2 or, if later, as soon after the

Member's date of death as is administratively feasible.





                  (v)  Special Beneficiary Designation Provisions.

Notwithstanding subsection 7(a), if a married Member designates a beneficiary other than his
spouse for his Transferred Accounts, such designation shall not be valid

(i) unless the spouse consents thereto in writing witnessed by a notary public or authorized representative of the Plan and (ii) the Member attained age 35 on or before the first day of the Plan Year in which the spouse waived the benefit.  Further, the Committee shall provide to the Member within the

"applicable period" a written explanation of the terms and conditions of the death benefit described above and the rights of the Member's spouse with respect to the designation of an alternate beneficiary.  For purposes of this subsection "applicable period" shall mean whichever of the following periods ends last:

                        (A)the period beginning with the first day of the

Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

                        (B)a reasonable period after the Member commences

participation in the Plan; or

                        (C)in the case of a Member who separates from

service before attaining age 35, the period beginning one year before and ending one year after such separation from service.

                  (vi) Alternate Forms of Settlement.

Subject to the spousal consent requirements described above, a

Member may elect that his Transferred Account be distributed in the form of a lump sum settlement as provided under the Plan, in installments if available under subsection 15(h) or in the form of a joint and survivor annuity or period certain and life annuity with a contingent annuitant other than his spouse.  Distributions under this subsection shall be subject to the minimum distribution requirements of section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental death benefit requirement.

                  (vii)    Loans and In-Service Distributions.

A married Member may not either pledge his

Transferred Account as security for a loan from the Plan or receive an in-

service distribution from his Transferred Account, in accordance with the generally applicable rules of the Plan and the special provisions of this

Section 15, without the prior written consent of his spouse witnessed by a notary public or authorized Plan representative in a manner prescribed by the Committee.

16.    PARTICIPATION BY RELATED ENTITIES

           (a)   Commencement.  Any entity which is a Related

Entity with respect to the Company shall be deemed to adopt this Plan and the accompanying Trust Agreement effective as of the date the Committee permits its Employees to make contributions under subsection 4(a).

           (b)   Termination.  The Company may, by action of

the Board of Directors, determine at any time that any such Participating

Company shall cease participation in the Plan or withdraw and establish a separate plan and fund.  And such  withdrawal shall be effected by a duly executed instrument delivered to the Trustee instructing the Trustee to segregate the assets of the Fund allocable to the Employees of such

Participating Company and pay them over to the separate fund.  The participation of any Participating Company and its Employees shall automatically cease when such Participating Company ceases to be a Related

Entity unless the Committee expressly provides to the contrary.  If a

Participating Company's participation in this Plan terminates for any reason, the Accrued Benefits of Members employed by it shall be retained in the Plan unless the Committee otherwise directs, subject to the Plan's generally applicable benefit distribution provisions.

           (c)   Single Plan.  The Plan shall at all times be

administered and interpreted as a single plan for the benefit of the

Employees of all Participating Companies.

           (d)   Delegation of Authority.  Each

Participating Company hereby acknowledges that the Company has all the rights and duties thereof under the Plan and the Trust Agreement, including the right to amend the same.

17.    TOP-HEAVY REQUIREMENTS

           (a)   General Rule.  For any Plan Year in which the

Plan is a top-heavy plan or included in a top-heavy group, as determined under subsection 17(b), the special requirements of this Section shall apply to Members not covered by a collective bargaining agreement.

           (b)   Calculation of Top-Heavy Status.

The Plan shall be a top-heavy plan (if it is not included in an

"aggregation group") or a plan included in a top-heavy group (if it is included in an "aggregation group") with respect to any Plan Year if the sum as of the "determination date" of the "cumulative accounts" of "key employees" for the Plan Year exceeds 60% of a similar sum determined for all "employees," excluding "employees" who were "key employees" in prior

Plan Years only.

           (c)   Definitions.  For purposes of this Section 17,

the following definitions shall apply to be interpreted in accordance with the provisions of section 416 of the Code and the regulations thereunder.

                  (i)  "Aggregation Group" shall mean the plans of a

Participating Company or a Related Entity included below within the following categories:

                        (A)each such plan in which a "key employee" is a

participant including a terminated plan in which a "key employee" was a participant within the five-years ending on the "determination date";

                        (B)each other such plan which enables any plan in

subsection (A) above to meet the requirements of section 401(a)(4) or 410 of the Code; and

                        (C)each other plan not required to be included in

the "aggregation group" which the Company elects to include in the

"aggregation group" in accordance with the "permissive aggregation group"

rules of the Code if such group would
continue to meet the requirements of sections 401(a) and 410 of the Code with such plan being taken into account.

                  (ii) "Cumulative Account" for any "employee" shall mean

the sum of the amount of his accounts under this Plan plus all defined contribution plans included in the "aggregation group" (if any) as of the most recent valuation date for each such plan within a twelve-month period ending on the "determination date," increased by any contributions due after such valuation date and before the "determination date" plus the present value of his accrued benefit under all defined benefit pension plans included in the "aggregation group" (if any) as of the "determination date."  For a defined benefit plan, the present value of the accrued benefit as of any particular "determination date" shall be the amount determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Participating Companies and all

Related Entities, or (B) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code, as of the most recent valuation date for the defined benefit plan, under actuarial equivalent factors specified therein, which is within a twelve-

month period ending on the "determination date."  For this purpose, the valuation date shall be the date for computing plan costs for purposes of determining the minimum funding requirement under section 412 of the Code.

"Cumulative accounts" of "employees" who have not performed services for any Participating Company or a Related Entity for the five-year period ending on the "determination date" shall be disregarded.  An "employee's"

"cumulative account" shall be increased by the aggregate distributions during the five-year period ending on the "determination date" made with respect to him under any plan in the aggregation group.  Rollovers and direct plan-to-plan transfers to this Plan or to a plan in the "aggregation group" shall be included in an "employee's" "cumulative account" unless the transfer is initiated by the "employee" and made from a plan maintained by an employer which is not a Participating

Company or a Related Entity.

                  (iii)"Determination Date" shall mean with respect to any

Plan Year the last day of the preceding Plan Year.

                  (iv) "Employee" shall mean any person (including a

beneficiary thereof) who has or had an accrued benefit held under this Plan or a plan in the "aggregation group" including this Plan at any time during the current or any one of the four preceding Plan Years.  Any "employee"

other than a "key employee" described in subsection 17(c)(v) shall be considered a "non-key employee" for purposes of this Section 17.

                  (v)  "Key Employee" shall mean any "employee" or former

"employee" (including a beneficiary thereof) who is, at any time during the

Plan Year, or was, during any one of the four preceding Plan Years any one or more of the following:

                        (A)an officer of a Participating Company or a

Related Entity whose compensation (as defined in subsection 5(d)) exceeds

50% of the dollar limitation in effect under section 415(b)(1)(A) of the

Code, unless 50 other such officers (or, if lesser, a number of such officers equal to the greater of three or 10% of the "employees") have higher annual compensation;

                        (B)one of the ten persons employed by a

Participating Company or a Related Entity both having annual compensation

(as defined in subsection 5(d)) greater than the limitation in effect under section 415(c)(1)(A) of the Code, and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests (but at least more than a 0.5% interest) in the Participating Companies and all

Related Entities.  For purposes of this subsection (B), if two "employees"

have the same interest, the one with the greater compensation shall be treated as owning the larger interest;

                        (C)any person owning (or considered as owning

within the meaning of section 318 of the Code) more than 5% of the outstanding stock of all Participating Companies or Related Entities or stock possessing more than 5% of the total combined voting power of such stock;

                        (D)a person who would be described in subsection

(C) above if 1% were substituted for 5% each place the same appears in subsection (C) above, and who has annual compensation of more than

$150,000.

For purposes of determining ownership under this subsection, section

318(a)(2)(C) of the Code shall be applied by substituting 5% for 50%.

           (d)   Combined Benefit Limitation.

For purposes of the calculation of the combined limitation of subsection

5(c), "1.0" shall be substituted for "1.25" each place the same appears in that subsection.

           (e)   Vesting.  The Member's Accrued Benefit shall be

nonforfeitable.

           (f)   Minimum Contribution.  Minimum

Participating Company contributions for a Member who is not a "key employee" shall be required in an amount equal to the lesser of 3% of compensation (as defined in subsection 5(d)) or the highest percentage of such compensation limited to $150,000 (or an increased amount resulting from a cost of living adjustment under section 415(d) of the Code)

contributed for any "key employee" under subsections 4(a) and 4(d).  For purposes of meeting the minimum contribution requirement, employer social security contributions and elective contributions on behalf of "employees"

other than "key employees" shall be disregarded.  Each "non-key employee"

of a Participating Company who has not separated from service at the end of the Plan Year and who has satisfied the eligibility requirements of subsection 3(a) shall receive any minimum contribution provided under this

Section 17 without regard to (i) whether he is credited with 1,000 Hours of

Service in the Plan Year, (ii) earnings level for the Plan Year or (iii) whether he elects to make contributions under subsection 4(a). If an

"employee" participates in both this Plan and another defined contribution plan maintained by a Participating Company or a Related Entity, the minimum benefit shall be provided under the other plan.  Furthermore, if an

"employee" participates in both this Plan and a defined benefit plan maintained by a Participating Company or a Related Entity, the minimum benefit shall be provided under the defined benefit plan.

18.    MISCELLANEOUS

           (a)   Incapacity.  If the Committee receives a copy

of a certified court order, or other binding legal certification, that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee shall direct that payments be made to such person's legally appointed guardian or other representative.  Any payment of a benefit in accordance with the provisions of this subsection shall be a complete discharge of any liability to make such payment.

           (b)   Reversions.  In no event, except as provided

herein, shall the Trustee return to a Participating Company any amount contributed by it to the Plan.

                  (i)  Mistake of Fact.  In the case of a contribution

made by a good faith mistake of fact, the Trustee shall return the erroneous portion of the contribution, without increase for investment earnings, but with decrease for investment losses, if any, within one year after payment of the contribution to the Fund.

                  (ii) Deductibility.  To the extent deduction of any

contribution determined by the Company to be deductible is disallowed, the

Trustee shall return that portion of the contribution, without increase for investment earnings but with decrease for investment losses, if any, for which deduction has been disallowed within one year after the disallowance of the deduction.

                  (iii)Limitation.  No return of contribution shall be

made under this subsection which adversely affects the Plan's qualified status under regulations, rulings

or other published positions of the Internal Revenue Service or reduces a

Member's Accrued

Benefit below the amount it would have been had such contributions not been made.

                  (iv) Compliance Refunds.  This subsection shall not

preclude refunds made in accordance with subsection 4(b)(i), 4(d)(ii),

4(g)(ii), 4(j)(iii) or 5(a).

           (c) Employee Data. The Committee, the Trustee or the Administrator may require that each Employee provide such data as it deems necessary upon his becoming a Member in the Plan.  Each Employee,

upon becoming a Member, shall be deemed to have approved of and to have acquiesced in each and every provision of the Plan for himself, his personal representatives, distributees, legatees, assigns, and beneficiaries.

           (d)   In Writing Requirement.  Unless

otherwise required by law, a requirement that a transaction or consent under the Plan be "in writing" may, at the discretion of the Plan

Administrator, be effected through an interactive telephone system or by other types of electronic communication.

           (e)   Doubt as to Right to Payment.

In the event that at any time any doubt exists as to the right of any person to any payment hereunder or the amount or time of such payment

(including, without limitation, any case of doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Committee shall be entitled, in its discretion, to direct the

Trustee to hold such sum as a segregated amount in trust until such right or  amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

           (f)   Inability to Locate Distributee.

Notwithstanding any other provision of the Plan, in the event that the Committee cannot locate any person to whom a payment is due under this Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Committee shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable state law); provided, that such benefit shall be reinstated if such person subsequently makes a valid claim for such benefit.

           (g)   Estoppel of Members and Their Beneficiaries.

The Participating Companies, Committee

and Trustee may rely upon any certificate, statement or other representation made to them by any Employee, Member or beneficiary with respect to age, length of service, leave of absence, date of cessation of employment, marital status, or other fact required to be determined under any other provisions of this Plan, and shall not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation.  Any such certificate,

statement or other representation made by an Employee or Member shall be conclusively binding upon such Employee or Member and his beneficiary, and such Employee, Member or beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate,

statement or other representation.  Any such certificate, statement or other representation made by a Member's beneficiary shall be conclusively binding upon such beneficiary and such beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation.

           (h)   Law Governing.  This Plan shall be

construed, administered and applied in a manner consistent with the laws of the Commonwealth of Pennsylvania where those laws are not superseded by federal law.

           (i)   Pronouns.  The use of the masculine pronoun shall

be extended to include the feminine gender wherever appropriate.

           (j)   Interpretation.  The Plan is a profit

sharing plan including a qualified, tax exempt trust under sections 401(a)

and 501(a) of the Code and a qualified cash

or deferred arrangement under section 401(k)(2) of the Code.  The Plan shall be interpreted
in a manner consistent with its satisfaction of all requirements of the

Code applicable to such a plan.

       IN WITNESS WHEREOF, and as evidence of the adoption of this Plan by the Company, it has caused the same to be signed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, this  20th day of August, 1999.


       AIRGAS, INC.
Attest:



/S/ Todd R. Craun                         By: /S/ Scott M. Melman
Todd R. Craun                                  Scott M. Melman
General Counsel and Secretary                  Vice President,
                                               Chief Financial Officer



(Corporate Seal)